UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Raining Data Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RAINING DATA CORPORATION

17500 Cartwright Road

Irvine, California 92614

Notice of Annual Meeting of Stockholders

November 28, 2005

To the Stockholders of Raining Data Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Raining Data Corporation, a Delaware corporation (the “Company”), will be held at the Cupertino Inn located at 10889 North De Anza Boulevard, Cupertino, California 95104, on Monday, November 28, 2005 at 10:00 a.m. local time for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

1.                To elect two (2) Class I directors of the Company to serve a term of three (3) years or until their successors are duly elected and qualified;

2.                To ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending March 31, 2006;

3.                To amend the Company’s Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock from 60,000,000 to 100,000,000 shares and to increase the authorized number of shares of Preferred Stock from 300,000 to 5,000,000 shares;

4.                To amend the Company’s Restated Certificate of Incorporation to remove the provision requiring the affirmative vote of the holders of two-thirds (2/3) of the outstanding voting shares to amend, alter, modify or repeal provisions of the Company’s Restated Certificate of Incorporation which (i) set the authorized number of directors, (ii) provide for a classified Board of Directors, and (iii) provide for directors to be removed with or without cause;

5.                To approve amendments to Section 3.1 and Article XI of the Company’s Amended and Restated Bylaws to remove the requirement of the affirmative vote of two-thirds (2/3) of the then-outstanding shares of stock entitled to vote to amend, change or repeal provisions which (i) set the authorized number of directors and (ii) provide for a classified Board of Directors;

6.                To approve amendments to the Company’s 1999 Stock Option Plan (the “Plan”) to:

•        increase the number of shares authorized for issuance under the plan by 1,500,000 shares to a total of 6,500,000 shares available for issuance under the Plan;

•        provide for automatic annual increases in the number of shares reserved under the Plan by an amount equal to the lesser of (i) 3% of the Company’s then outstanding shares, (ii) 2,000,000 shares or (iii) such lesser amount as determined by the Board; and

•        to add restricted stock purchase rights as a new award type and add net exercise as an acceptable form of consideration upon exercise of stock options.

and

7.                To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on September 29, 2005 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. A list of such stockholders will be available for examination by any stockholder at the Annual Meeting, or at the office of the Secretary of the Company, 17500 Cartwright Road, Irvine, California 92614, for a period of ten (10) days prior to the Annual Meeting.

A copy of the Company’s Annual Report for the fiscal year ended March 31, 2005, containing consolidated financial statements, is included with this mailing. Your attention is directed to the accompanying Proxy Statement for the text of the matters to be proposed at the Annual Meeting and further information regarding each proposal to be made.

STOCKHOLDERS UNABLE TO ATTEND THE ANNUAL MEETING IN PERSON ARE ASKED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH.

By Order of the Board of Directors,

Richard W. Koe
Chairman of the Board
Irvine, California
October 21, 2005

RAINING DATA CORPORATION

17500 Cartwright Road

Irvine, California 92614

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement is furnished by the Board of Directors of Raining Data Corporation, a Delaware corporation (the “Board” and the “Company,” respectively), in connection with the solicitation of proxies to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held on Monday, November 28, 2005, at 10:00 a.m. local time, at the Cupertino Inn located at 10889 North De Anza Boulevard, Cupertino, California 95104, and at any adjournments or postponements thereof. Our principal executive office is located at 17500 Cartwright Road, Irvine, California 92614 and our telephone number is (949) 442-4400. The purposes of the Annual Meeting are set forth in the accompanying Notice of Annual Meeting of Stockholders.

This Proxy Statement and the Notice of Annual Meeting and proxy are being mailed on or about October 24, 2005, to all stockholders entitled to vote at the Annual Meeting. ANY PROXY IN WHICH NO DIRECTION IS SPECIFIED WILL BE VOTED IN FAVOR OF EACH OF THE MATTERS FOR WHICH NO DIRECTION IS SPECIFIED.

GENERAL INFORMATION ABOUT THE MEETING

The close of business on September 29, 2005 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. On that date, the Company’s outstanding voting securities consisted of 20,355,086 shares of Common Stock and 300,000 shares of Series A Convertible Preferred Stock, which were held by approximately 140 stockholders of record.

Holders of a majority of the Company’s outstanding securities entitled to vote must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. If the shares present, in person or by proxy, at the Annual Meeting do not constitute the required quorum, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum. If a broker, bank or other nominee holds your shares, you will receive instructions from them that you must follow in order to have your shares voted.

Shares that are voted “FOR,” AGAINST,” “WITHHOLD AUTHORITY” or “ABSTAIN” will be treated as being present at the Annual Meeting for purposes of establishing a quorum. Accordingly, if you have returned a valid proxy or attend the Annual Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the Annual Meeting. Broker “non-votes” (i.e., votes from shares held of record by brokers as to which the beneficial owners have given no voting instructions) will also be counted as present for purposes of determining the presence of a quorum.

Abstentions are included in determining the number of shares voted on the proposals submitted to stockholders (other than the election of directors) and will have the same effect as a vote against such proposals. Because directors are elected by a plurality of the votes of the shares represented at the Annual Meeting, abstentions will have no effect on the outcome of the election of directors. Although broker non-votes will be counted for the purpose of determining the presence of a quorum, broker non-votes will not be counted for the purpose of determining the number of shares voted on the proposals submitted to stockholders. Accordingly, broker non-votes will have no effect on the outcome of a vote on any of the proposals.

Whether or not you are able to attend the Annual Meeting, the Company urges you to submit your proxy, which is solicited by the Board. You are urged to give instructions as to how to vote your shares. All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Any proxy for which no instructions are given will be voted in accordance with the following recommendations of our Board of Directors:

•       “FOR” the election of Douglass G. Marshall and Richard W. Smith as a Class I directors to serve a term of three (3) years expiring at the Annual Meeting of Stockholders in 2008 or until their successors are duly elected and qualified;

•       “FOR” ratification of KPMG LLP as our independent auditors for the fiscal year ending March 31, 2006;

•       “FOR” amendment of the Company’s Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock from 60,000,000 to 100,000,000 shares and to increase the authorized number of shares of Preferred Stock from 300,000 to 5,000,000 shares;

•       “FOR” amendment of the Company’s Restated Certificate of Incorporation to remove the provision requiring the affirmative vote of the holders of two-thirds (2/3) of the outstanding voting shares to amend, alter, modify or repeal provisions of the Company’s Restated Certificate of Incorporation which (i) set the authorized number of directors, (ii) provide for a classified Board of Directors, and (iii) provide for directors to be removed with or without cause;

•       “FOR” amendment of the Company’s Amended and Restated Bylaws to amend Section 3.1 and Article XI of the Bylaws to remove the requirement of the affirmative vote of two-thirds of the then-outstanding shares of stock entitled to vote to amend, change or repeal provisions which (i) set the authorized number of directors and (ii) provide for a classified Board of Directors; and

•       “FOR” amendment of the Company’s 1999 Stock Option Plan as described in Proposal Six.

We are not aware of any matters to be presented other than those described in this Proxy Statement. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the persons designated in the enclosed proxy (the “Proxy Agents”) will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the Proxy Agents can vote your shares on the new meeting date as well, unless you have revoked your proxy.

You may revoke your proxy at any time prior to its use by (i) delivering a written notice of revocation to the chief financial officer of the Company, (ii) filing a duly executed proxy bearing a later date with the Company or (iii) attending the Annual Meeting and voting in person.

The costs of this solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement and the proxy, will be borne by the Company. The Company will request brokerage houses and other nominees, custodians and fiduciaries to forward soliciting material to beneficial owners of the Company’s voting securities. The Company may reimburse brokerage firms and other persons representing beneficial owners for their expenses in forwarding solicitation materials to beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, either personally or by telephone or facsimile. Except as described above, the Company does not intend to solicit proxies other than by mail.

PROPOSAL ONE

ELECTION OF DIRECTORS

General

The Amended and Restated Bylaws of the Company provide that the Board is to be composed of no less than five (5) and no more than nine (9) directors divided into Classes I, II and III, each with as nearly equal a number of directors as possible. The exact number of directors is currently set at five (5) by resolution of the Board. The directors are elected to serve staggered three-year terms, with the term of one class of directors expiring each year at the Annual Meeting of Stockholders.

At the Annual Meeting, two (2) individuals will be elected as Class I directors, to serve for three (3) year terms or until their successors are duly elected and qualified. The Board has nominated Douglas G. Marshall and Richard W. Smith for election as Class I directors at the Annual Meeting. Mr. Marshall is standing for re-election and Mr. Smith was recommended by a non-management director and nominated for election by our Nominating and Corporate Governance Committee.

The Board knows of no reason why the nominees would be unable or unwilling to serve, but if either nominee should, for any reason, be unable or unwilling to serve, the proxies will be voted for the election of such other person to the office of director as the Board may recommend in the place of such nominee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE NOMINEES FOR ELECTION AS MEMBERS OF THE BOARD OF DIRECTORS.

Voting Information

Proxies solicited by the Board will, unless otherwise directed, be voted to elect the nominees proposed by the Board. A stockholder submitting a proxy may vote for the nominees for election to the Board or may withhold his or her vote from such nominees. The Series A Convertible Preferred Stock will be treated as though it had been converted into 500,100 shares of the Company’s Common Stock for purposes of voting on this proposal and will be voted together with the Common Stock as a single class. Each stockholder will be entitled to one (1) vote for each share of Common Stock held by the stockholder on the record date. Directors are elected by a plurality of votes, and, therefore, if a quorum is present and voting, the two nominees receiving the highest number of affirmative votes will be elected to the Board. Abstentions and broker non-votes, while included for the purpose of determining the presence of a quorum at the Annual Meeting, will have no effect on the vote. The Proxy Agents will vote your shares “FOR” the nominee unless instructions to the contrary are indicated in the enclosed proxy.

Each nominee has agreed to serve the Company as a director if elected. However, should a nominee become unwilling or unable to serve if elected, the Proxy Agents will exercise their voting power in favor of such other person as the Board may recommend. The Company’s Restated Certificate of Incorporation does not provide for cumulative voting in the election of directors.

Nominees and Current Directors

The following table sets forth the names, ages, as of August 31, 2005, and committee memberships of the current directors of the Company, the dates they joined the Board of Directors and the years in which their terms expire:

Name of Director	Age	Director Since	Term Expires
Richard W. Koe(1,3,4)	48	2003	2006
Carlton H. Baab	47	2001	2007
Gerald F. Chew(2)	45	1998	2007
Richard W. Smith(2)	44	2005	2005
Douglas G. Marshall(1,2,3)	49	1998	2005

(1)          Member of the Compensation Committee

(2)          Member of the Audit Committee

(3)          Member of the Nominating and Corporate Governance Committee

(4)          Member of the Stock Committee, a subcommittee of the Compensation Committee

The following is a brief summary of the background of each director:

Mr. Koe joined the Board in January 2003. Since 1991, Mr. Koe has served as Managing General Partner for Astoria Capital Partners, L.P. (“Astoria”), a significant stockholder of ours, and Montavilla Partners, L.P., both of which are investment partnerships, and as President of Astoria Capital Management (“ACM”). Mr. Koe has served as Chairman of the Board since December 2004. Mr. Koe holds a B.A. in History from the University of Oregon. Mr. Koe serves as Chairman of the Compensation Committee and the Nominating and Corporate Governance Committee and is the sole member of the Stock Committee, a subcommittee of the Compensation Committee.

Mr. Baab joined us as the President and, Chief Executive Officer in August 2001 and was appointed as a member of the Board in December 2001. From May 2001 to August 2001, Mr. Baab served as a Managing Principal of ACM; a Securities and Exchange Commission (the “SEC”) registered investment advisor and a General Partner of Astoria, a significant stockholder of ours. In August 2001, Mr. Baab took a formal leave of absence from ACM to join us. From March 2000 to April 2001, Mr. Baab was the Vice President of Finance and Chief Financial Officer of Certive, Inc., a web-based small-business services firm. From January 1999 to March 2000, Mr. Baab was the Chief Operating Officer and Chief Financial Officer of RemarQ Communities, Inc., a web-based provider of discussion group services. Mr. Baab served as Chief Financial Officer of the CKS Group (“CKS”), a marketing communications company, from February 1994 through December 1998. In addition, Mr. Baab served as an Executive Vice President and the Secretary of CKS from August 1995 through December 1998 and as CKS’s Chief Operating Officer from August 1995 through May 1996. Mr. Baab also served on the Board of Directors of Momentum Business Applications, Inc. (Nasdaq: MMTM), which provided research and development expertise on a contract basis, until it was acquired by PeopleSoft (Nasdaq: PSFT) in April 2002. Mr. Baab also serves on the University of Southern California, School of Engineering Board of Councilors. Mr. Baab holds a B.S. in Electrical Engineering, with honors, from the University of Southern California and an M.B.A. from the Harvard Graduate School of Business Administration.

Mr. Chew joined the Board in July 1998. Mr. Chew most recently served as the President and Chief Operating Officer of MDSI Mobile Data Solutions Inc. (“MDSI”) from April 2001 to March 2002 and served as a director of MDSI from 1995 until April 2001. Mr. Chew served as Executive Vice President of Ancora Capital & Management Group, LLC, an investment firm, from June 1998 to January 2001. Since February 1997, Mr. Chew has served as Managing Director of The Cairn Group. Mr. Chew holds a B.S. in

Electrical Engineering from the University of California, Davis and an M.B.A. from the Amos Tuck School of Business Administration at Dartmouth College. Mr. Chew serves as Chairman of the Audit Committee.

Mr. Marshall joined the Board in July 1998. Mr. Marshall is Senior Vice President of Deposit Strategy and Product Management at Washington Mutual (NYSE: WM), a financial services company. Mr. Marshall joined Washington Mutual in November 2001. From August 1994 to November 2001, Mr. Marshall held a number of marketing positions at Bank of America (NYSE: BAC), most recently as Vice President of Advertising and Marketing Communications. Mr. Marshall holds a B.A. in English from Seattle Pacific University and an M.B.A. from the University of Washington. Mr. Marshall serves on the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee.

Mr. Smith joined the Board in August 2005. Mr. Smith currently serves as a sales and business development consultant for global technology and semiconductor organizations. From 1997 through 2004, Mr. Smith held various management positions with Intel Corporation, most recently as Business Development Manager for Intel Capital. Prior to Intel, Mr. Smith held positions with Cummins Engine Company and General Electric and served in various Officer roles with the United States Army. Mr. Smith received his Bachelor of Science Degree in Civil Engineering from the United States Military Academy at West Point and his Masters of Business Administration from the Darden Graduate School of Business Administration at the University of Virginia. Mr. Smith serves on the Audit Committee.

To the Company’s knowledge, with the exception of Mr. Chew and Mr. Koe, who are cousins, there are no family relationships between any of our directors and executive officers.

Meetings and Committees of the Board of Directors

The Board currently has three (3) committees and one (1) subcommittee: an Audit Committee, a Compensation Committee, a Stock Committee, which is a subcommittee of the Compensation Committee, and a Nominating and Corporate Governance Committee. The following describes each committee, its current membership, the number of meetings held during fiscal 2004, and its function. All members of these committees are non-employee directors.

The Board held twelve (12) meetings during the fiscal year ended March 31, 2005. Each director attended all of the meetings of the Board, and each director attended all meetings of the committees and subcommittees on which he served during his term, except that Carlton H. Baab did not participate in one Board meeting approving his annual bonus and Richard W. Koe did not participate in two Board meetings as the subject matter related to Astoria. The Board has determined that all of its directors, other than Mr. Baab and Mr. Koe, are “independent” for purposes of the applicable rules and regulations of the Securities and Exchange Commission and the applicable rules of the National Association of Securities Dealers’ listing standards. The Company relies on the “Controlled Company” exemption set forth in Rule 4350(c)(5) of the National Association of Securities Dealers’ listing standards because Mr. Koe serves on both the Compensation Committee and the Nominating and Corporate Governance Committee. The Company is a “Controlled Company” as defined in such Rule because more than 50% of the voting power of the Company is held by Astoria.

The members of the Audit Committee are Gerald F. Chew, Douglas G. Marshall and Richard W. Smith. The Audit Committee held thirteen (13) meetings during the fiscal year ended March 31, 2005. The functions of the Audit Committee include reviewing and supervising the financial controls of the Company, appointing, compensating and overseeing the work of the independent auditors, reviewing the books and accounts of the Company, meeting with the officers of the Company regarding the Company’s financial controls, acting upon recommendations of the independent auditors and taking such further actions as the Audit Committee deems necessary to complete an audit of the books and accounts of the Company. The Board has adopted a written charter for the Audit Committee which is posted on our Internet website at www.rainingdata.com. The Board has determined that the members of the Audit Committee are

“independent” for purposes of the applicable rules and regulations of the Securities and Exchange Commission and the applicable rules of the National Association of Securities Dealers’ listing standards.

The members of the Compensation Committee are Richard W. Koe and Douglas G. Marshall. The Compensation Committee held four (4) meetings during the fiscal year ended March 31, 2005. The Compensation Committee’s functions include reviewing with management cash and other compensation policies for employees, making recommendations to the Board regarding compensation matters and determining compensation for the Chief Executive Officer. In addition, the Compensation Committee administers the Company’s stock plans and, within the terms of each stock plan, determines the terms and conditions of issuances of awards thereunder. The Board has adopted a written charter for the Compensation Committee, which is posted on our Internet website at www.rainingdata.com

The members of the Nominating and Corporate Governance Committee are Richard W. Koe and Douglas G. Marshall. The Nominating and Corporate Governance Committee held two (2) meetings during the fiscal year ended March 31, 2005. The Nominating and Corporate Governance Committee makes recommendations to the Board regarding the size and composition of the Board, establishes procedures for the nomination process, recommends candidates for election to the Board and nominates officers for election by the Board. In addition, the Nominating and Corporate Governance Committee reviews and reports to the Board on a periodic basis with regard to matters of corporate governance. The Board has adopted a written charter for the Nominating and Corporate Governance Committee, which is posted on our Internet website at www.rainingdata.com. The Board has determined that the members of the Corporate Governance and Nominating Committee, other than Mr. Koe, are “independent” for purposes of the applicable rules and regulations of the Securities and Exchange Commission and the applicable rules of the National Association of Securities Dealers’ listing standards.

The Nominating and Corporate Governance Committee will consider recommendations for candidates to the Board from stockholders holding no less than 2% of the outstanding shares of the Company’s voting securities continuously for at least 12 months prior to the date of the submission of the recommendation for nomination. If the Nominating and Corporate Governance Committee wishes to identify new independent director candidates for Board membership, it is authorized to retain, and to approve the fees of, third party executive search firms to help identify prospective director nominees. A stockholder that desires to recommend a candidate for election to the Board shall direct the recommendation in writing to Raining Data Corporation, attention Corporate Secretary, 17500 Cartwright Road, Irvine, California 92614, and must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the nominating person’s ownership of Company stock, a statement from the recommending stockholder in support of the candidate, references, particularly within the context of the criteria for Board membership, including issues of character, diversity, skills, judgment, age, independence, industry experience, expertise, corporate experience, length of service, other commitments and the like, and a written indication by the candidate of her/his willingness to serve, if elected. The Nominating and Corporate Governance Committee has not formally adopted any specific, minimum qualifications that must be met by each candidate for the Board, nor are there specific qualities or skills that are necessary for one or more of the members of the Board to possess. The Nominating and Corporate Governance Committee believes that candidates and nominees must reflect a Board that is comprised of directors who (i) are predominantly independent, (ii) are of high integrity, (iii) have or have had experience in positions with a high degree of responsibility, (iv) are or were leaders in the companies or institutions with which they are or were affiliated, (v) have qualifications that will increase overall Board effectiveness and (vi) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to audit committee members. In order to identify and evaluate nominees for director, the Nominating and Corporate Governance Committee regularly reviews the current composition and size of the Board, reviews qualifications of nominees, evaluates the performance of the Board as a whole, evaluates the performance and qualifications of individual members of the Board eligible for re-election at the annual meeting of stockholders, considers such factors as character; diversity; skills; judgment; age; independence; industry experience; expertise; corporate experience; length of service; other commitments and the like; and the general needs of the Board, including applicable independence requirements. The Nominating and Corporate Governance Committee considers each individual candidate in the context of the current perceived needs of the Board as a whole. The Nominating and Corporate Governance Committee uses the same process for evaluating all nominees, regardless of the original source of the nomination.

The Company encourages all incumbent directors and nominees for election as director to attend the annual meeting of stockholders. All of the Company’s directors attended the annual meeting of stockholders on December 15, 2004, except for Mr. Smith who did not join the Board until August 2005.

Stockholder Communications with the Board

A stockholder that desires to communicate directly with the Board or one or more of its members concerning the affairs of the Company shall direct the communication in written correspondence by letter to Raining Data Corporation, attention Corporate Secretary, 17500 Cartwright Road, Irvine, California 92614. If such communication is intended for some but not all of the members of the Board, the intended recipients shall be clearly indicated in bold type at the beginning of the letter. Alternatively, a stockholder may communicate anonymously with the non-employee members of the Board via the Internet website www.mysafeworkplace.com.

PROPOSAL TWO
RATIFICATION
OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has selected the accounting firm of KPMG LLP to serve as the Company’s independent auditors for the fiscal year ending March 31, 2006. KPMG LLP were the independent auditors for the year ended March 31, 2005. A proposal to ratify the appointment of KPMG LLP for the current year will be presented at the Annual Meeting. Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

The decision of the Audit Committee to appoint KPMG LLP was based on a careful consideration of the firm’s qualifications as independent auditors. This included a review of the qualifications of the engagement team, the quality control procedures the firm has established, the issues, if any, raised by the most recent quality control review, and the reputation for integrity and competence of the firm in the fields of accounting and auditing. The Audit Committee’s review also included matters required to be considered under the SEC’s Rules on Auditor Independence, including the nature and extent of non-audit services, to ensure that such services will not impair the independence of the auditors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE
APPOINTMENT OF INDEPENDENT AUDITORS.

Voting Information

Although ratification by stockholders is not required by law, the Board has determined that it is desirable to request ratification of this selection by the stockholders. For purposes of this Proposal Two, the Series A Convertible Preferred Stock will be treated as though it has been converted into 500,100 shares of the Company’s Common Stock and will be voted together with the Common Stock as a single class. Ratification of the selection requires the affirmative vote by a majority of the shares entitled to vote present in person or represented by proxy at the Annual Meeting. Abstentions, while included for the purpose of determining the presence of a quorum at the Annual Meeting, will have the effect of a vote against the ratification of KPMG LLP as our independent auditors. Broker non-votes, while included for the purpose of determining the presence of a quorum at the Annual Meeting, will have no effect on the vote. The Proxy Agents will vote your shares “FOR” approval of the ratification of the appointment of KPMG LLP as our independent auditors for the fiscal year ending March 31, 2006 unless instructions to the contrary are indicated in the enclosed proxy. Notwithstanding its selection, the Audit Committee, in its discretion, may appoint new independent auditors at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. If the stockholders do not ratify the appointment of KPMG LLP, the Audit Committee may reconsider its selection.

Fees Paid to Principal Accountants

The following table presents the aggregate fees billed for the indicated services performed by KPMG LLP during the 2005 and 2004 fiscal years.

Description of Services	2005	2004
Audit Fees	$416,551	$395,136
Audit-Related Fees	$—	$—
Tax Fees	$67,616	$65,062
All Other Fees	$—	$—
Total	$484,167	$460,198

Audit Fees.   Audit Fees relate to professional services rendered in connection with the audit of our annual financial statements, quarterly review of financial statements included in our 10-QSB, and audit services provided in connection with other statutory and regulatory filings.

Tax Fees.   Tax Fees include professional services related to tax compliance, tax advice and tax planning and transfer pricing consultation, including but not limited to the preparation of federal and state tax returns.

The Audit Committee approved all of the services provided by KPMG LLP in fiscal years 2005 and 2004. Pursuant to the Audit Committee Charter, the Audit Committee must pre-approve audit and non-audit services to be provided to the Company by the independent auditor, or subsequently approve non-audit services in those circumstances where a subsequent approval is necessary and permissible.

PROPOSAL THREE
APPROVE AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND PREFERRED STOCK

Our Board of Directors has adopted, subject to stockholder approval, amendments to our Restated Certificate of Incorporation which would (i) increase our authorized number of shares of Common Stock from 60,000,000 shares to 100,000,000 shares and (ii) increase our authorized number of shares of Preferred Stock from 300,000 shares to 5,000,000 shares. Please see Appendix A for a copy Amended and Restated Certificate of Incorporation as it is proposed to be amended by this Proposal Three and by Proposal Four.

Reasons to Increase the Authorized Shares of Common Stock

As of September 29, 2005, of the 60,000,000 shares of Common Stock presently authorized, 20,355,086 shares were issued and outstanding. After taking into account shares reserved for issuance pursuant to our 1999 Stock Option Plan, outstanding warrants, debt conversion, preferred stock conversion and PIK notes, approximately 29,713,861 shares remained available for issuance on such date.

The Board recommends an increase in the number of authorized shares of Common Stock to provide flexibility for our business and financial purposes in the future. We may issue the additional shares of Common Stock for various purposes including, without limitation, expanding our business through the acquisition of other businesses, raising capital, issuing stock options to officers, directors or employees, establishing strategic relationships with other companies, and issuing stock dividends. Unless required to do so by applicable law, a regulatory authority or a third party, further stockholder approval for the issuance of the authorized Common Stock is not required. The Company has no present commitments, agreements, or intent to issue additional shares of Common Stock, other than with respect to currently reserved shares, in connection with transactions in the ordinary course of the Company's business, or shares that may be issued under the Company's stock option, stock purchase, and other existing employee benefit plans.

The Board believes the proposed increases in the authorized Common Stock and Preferred Stock will make a sufficient number of shares available for the foreseeable future should we decide to use our shares of Common Stock for one or more of the purposes identified above or otherwise.

Principal Effects of the Increase of the Authorized Shares of Common Stock

If this Proposal Three is approved, the additional shares of Common Stock would have rights identical to our currently outstanding Common Stock. Increasing the number of authorized shares of Common Stock and the issuance of the Common Stock would not affect the rights of the holders of our currently outstanding Common Stock, except for effects incidental to increasing the number of shares of our Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock.

The additional shares of Common Stock that would become available for issuance if this proposal is adopted could also be used by us to oppose a hostile takeover attempt or delay or prevent changes in control or our management. Although the proposal to increase the authorized Common Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor are we currently aware of any such attempts directed at us), stockholders should be aware that approval of this proposal could facilitate future efforts by us to deter or prevent changes in control, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

Reasons to Increase the Authorized Shares of Preferred Stock

The Company currently has 300,000 authorized shares of “blank check” Preferred Stock pursuant to the current Restated Certificate of Incorporation. The term “blank check” refers to Preferred Stock, the creation and issuance of which is authorized in advance by the stockholders of the Company and the terms, rights and features of which are determined by the Board of Directors of the Company upon issuance. As of September 29, 2005, of the 300,000 shares of Preferred Stock presently authorized, all such shares had been designated Series A Convertible Preferred Stock and all of such shares of Series A Preferred Stock were issued and outstanding.

The Board recommends an increase in the number of authorized shares of Preferred Stock to provide flexibility for our business and financial purposes in the future. We may issue the additional shares of Preferred Stock for various purposes including, without limitation, expanding our business through the acquisition of other businesses, raising capital, establishing strategic relationships with other companies, and issuing stock dividends. Unless required to do so by applicable law, a regulatory authority or a third party, further stockholder approval for the issuance of the authorized Preferred Stock is not required. The Company has no present commitments, agreements, or intent to issue additional shares of Preferred Stock.

Principal Effects of the Increase of the Authorized Shares of Preferred Stock

If this Proposal Three is adopted, the authorized number of shares of “blank check” Preferred Stock would be increased from 300,000 to 5,000,000 shares. Subject to the provisions of the Company’s Amended and Restated Certificate of Incorporation and the limitations prescribed by law, the Board would be expressly authorized, in its discretion, to adopt resolutions to issue shares from time to time, to fix the number of shares and to change the number of shares constituting any series, and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the Preferred Stock, in each case without any further action or vote by the stockholders. The Board would be required to make any determination to issue shares of Preferred Stock based on its judgment as to the best interests of the Company and its stockholders.

In addition to the effects incidental to increasing the number of shares of our Preferred Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Preferred Stock, the additional shares of Preferred Stock that would become available for issuance if this proposal is adopted could also be used by us to oppose a hostile takeover attempt or delay or prevent changes in control or our management. Although the proposal to increase the authorized Preferred Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor are we currently aware of any such attempts directed at us), stockholders should be aware that approval of this proposal could facilitate future efforts by us to deter or prevent changes in control, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 60,000,000 TO 100,000,000 AND TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK FROM 300,000 TO 5,000,000.

Voting Information

The approval of Proposal Three requires the affirmative vote of (i) a majority of the issued and outstanding shares of Common Stock and Preferred Stock voting together as a single class on an as-converted to Common Stock basis, (ii) a majority of the issued and outstanding shares of Preferred Stock, voting as a separate class, and (iii) a majority of the issued and outstanding shares of Common Stock, voting as a separate class. If the Amended and Restated Certificate of Incorporation is approved, it will become effective upon filing with the Secretary of State of Delaware.

The Board is of the opinion that approval of Proposal Three is in the best interests of the Company and its stockholders and recommends a vote for the approval of Proposal Three. All Proxies will be voted to approve Proposal Three unless a contrary vote is indicated on the enclosed Proxy card.

PROPOSAL FOUR
APPROVE AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION
TO REMOVE SUPER MAJORITY STOCKHOLDER APPROVAL
REQUIREMENT FOR CERTAIN AMENDMENTS
AND CHANGES TO THE CERTIFICATE OF INCORPORATION

Our Board of Directors has adopted, subject to stockholder approval, an amendment to our Restated Certificate of Incorporation which would remove the requirement that holders of at least two-thirds (2/3) of the outstanding shares approve any amendment, alteration, modification to or repeal of Article Six of the Company’s Restated Certificate of Incorporation. Please see Appendix A for a copy of the Amended and Restated Certificate of Incorporation as it is proposed to be amended by Proposal Three and this Proposal Four.

Our current Restated Certificate of Incorporation can generally be amended by the affirmative vote of a majority of the Board or the affirmative vote of a majority of the shares outstanding, except with regard to the provisions in the Restated Certificate of Incorporation that (i) set the authorized number of directors, (ii) provide for a classified Board, and (iii) provide for directors to be removed with or without cause. Any amendment, alteration, modification to or repeal of Article Six of the Company’s Restated Certificate of Incorporation currently requires the affirmative vote of stockholders holding at least two-thirds (2/3) of the outstanding shares. If the proposed amendment is approved, the Board would have the authority to amend, alter, modify or repeal these provisions without stockholder approval. In addition, the stockholders would retain the authority to amend the Restated Certificate of Incorporation with the affirmative vote of stockholders holding a majority of the outstanding shares unless applicable law required a different vote. The only modification to the stockholders’ ability to amend, alter, modify or repeal these provisions if this Proposal Four is approved is that the stockholders would be able to take such action with the affirmative vote of holders holding a majority of the outstanding shares rather than the affirmative vote of the holders holding at least two-thirds (2/3) of the outstanding shares.

The Company is publicly-held and it is anticipated that the base of stockholders holding outstanding shares of capital stock will continue to broaden.  Even if the Board determines that an amendment to Article Six is advisable and in the best interests of the Company and its stockholders, as the stockholder base continues to broaden, it may become more difficult to obtain a super majority vote of stockholders to approve such an amendment. The Board believes that the flexibility that would be provided by this Proposal Four to amend these provisions is in the best interests of the Company and its stockholders.

Relationship of this Proposal Four to Proposal Five

The benefit of increased flexibility for the Board if this Proposal Four is approved depends on whether Proposal Five to approve a similar amendment to the Company’s Amended and Restated Bylaws is approved.  If Proposal Four is approved and Proposal Five is not approved, the effect will be the same as if this Proposal Four were not approved because the parallel provisions in the Company’s Amended and Restated Bylaws will require the affirmative vote of stockholders holding at least two-thirds (2/3) of the outstanding shares.  For example, if the Board amends Article Six to increase the size of the Board, as it would be permitted to do if this Proposal Four is approved, the Board’s action would have no practical effect unless and until two-thirds (2/3) of the stockholders approved an amendment to the Amended and Restated Bylaws to effect the increase because, while the Board would have authority to amend the applicable provision in the Amended and Restated Certificate of Incorporation, it would not have authority to amend the parallel provision in the Amended and Restated Bylaws.  If Proposal Four and Proposal Five are approved, the Board would have authority to, among other things, increase the size of the Board without stockholder consent.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO REMOVE THE SUPER MAJORITY STOCKHOLDER APPROVAL REQUIREMENT FOR CERTAIN AMENDMENTS AND CHANGES TO THE CERTIFICATE OF INCORPORATION.

Voting Information

The approval of this Proposal Four requires the affirmative vote of two-thirds (2/3) of the issued and outstanding shares of Common Stock and Preferred Stock, voting together as a single class on an as-converted to Common Stock basis. The Board is of the opinion that approval of this Proposal Four is in the best interests of the Company and its stockholders and recommends a vote for the approval of this Proposal Four. All Proxies will be voted to approve this Proposal Four unless a contrary vote is indicated on the enclosed Proxy card.

PROPOSAL FIVE
APPROVE AMENDMENT TO THE AMENDED AND RESTATED BYLAWS TO REMOVE SUPER
MAJORITY STOCKHOLDER APPROVAL REQUIREMENT FOR CERTAIN AMENDMENTS AND
CHANGES TO THE BYLAWS

Our Board of Directors has adopted, subject to stockholder approval, an amendment to our Amended and Restated Bylaws that would remove the requirement that holders of at least two-thirds (2/3) of the outstanding shares approve any amendment, alteration, modification to or repeal of Section 3.1 of the Company’s Amended and Restated Bylaws. Please see Appendix B for a copy of the Amended and Restated Bylaws as they are proposed to be amended.

Our Amended and Restated Bylaws can generally be amended by the affirmative vote of a majority of the Board or the affirmative vote of a majority of the shares outstanding, except with regard to the provisions in the Amended and Restated Bylaws which (i) set the authorized number of directors (at least 5 and not more than 9), and (ii) provide for a classified Board. Any amendment, alteration, modification to or repeal of Section 3.1 of the Company’s Amended and Restated Bylaws currently requires the affirmative vote of stockholders holding at least two-thirds (2/3) of the outstanding shares. If this Proposal Five is approved, the Board would have the authority to amend, alter, modify or repeal these provisions without stockholder approval. In addition, the stockholders would retain the authority to amend the Amended and Restated Bylaws with the affirmative vote of stockholders holding a majority of the outstanding shares. The only modification to the stockholders’ ability to amend, alter, modify or repeal these provisions if this Proposal Five is approved is that the stockholders would be able to take such action with the affirmative vote of holders holding a majority of the outstanding shares rather than the affirmative vote of the holders holding at least two-thirds (2/3) of the outstanding shares. The Board believes that the flexibility that would be provided by this Proposal Five to amend these provisions is in the best interests of the Company and its stockholders for reasons that are similar to those set forth in Proposal Four with regard to amending the Restated Certificate of Incorporation.

Relationship of this Proposal Five to Proposal Four

The benefit of increased flexibility for the Board if this Proposal Five is approved depends on whether Proposal Four to approve a similar amendment to the Company’s Restated Certificate of Incorporation is approved.  For more information about the relationship of this Proposal Five to Proposal Four, see “Relationship of this Proposal Four to Proposal Five” in Proposal Four.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO OUR AMENDED AND RESTATED BYLAWS TO REMOVE THE SUPER MAJORITY STOCKHOLDER APPROVAL REQUIREMENT FOR CERTAIN AMENDMENTS AND CHANGES TO THE BYLAWS.

Voting Information

The approval of this Proposal Five requires the affirmative vote of two-thirds (2/3) of the issued and outstanding shares of Common Stock and Preferred Stock, voting together as a single class on an as-converted to Common Stock basis. The Board is of the opinion that approval of this Proposal Five is in the best interests of the Company and its stockholders and recommends a vote for the approval of this Proposal Five. All Proxies will be voted to approve this Proposal Five unless a contrary vote is indicated on the enclosed Proxy card.

PROPOSAL SIX
APPROVAL OF THE AMENDED AND RESTATED 1999 STOCK PLAN

The stockholders are being asked to approve the Company’s amended and restated 1999 Stock Plan (formerly known as the “1999 Stock Option Plan” and hereinafter the “Plan”). The Company’s Board believes that the fundamental objectives of a long-term incentive compensation program are to align the interests of management and the stockholders and to create long-term shareholder value. The Board believes that the Plan increases the Company’s ability to achieve these objectives by allowing for several different forms of long-term incentive awards, which will help the Company recruit, reward, motivate and retain talented personnel. In light of required changes in the financial accounting of equity compensation, the Board would like to expand the types of awards which may be granted under the Plan in order to provide greater flexibility under the Plan. Other than shares which may be issued under the Plan in the ordinary course of business, the Company has no present commitments, agreements, or intent to issue awards under the Plan. In August 2005, the Board approved certain amendments to the Plan (as described in further detail below), subject to stockholder approval. If the stockholders approve the Amended and Restated Plan, it will replace the current version of the Plan. If however, the stockholders do not approve the Amended and Restated Plan, the current version of the Plan will remain in effect.

Proposed Amendments to the Plan

The following is a summary of the amendments being proposed for stockholder approval to the Plan:

•       The stockholders are being asked to approve an increase to the number of shares of Common Stock authorized for issuance under the Plan from five million (5,000,000) shares to six and a half million (6,500,000) shares, an increase of one million five hundred thousand (1,500,000) shares.

•       The Plan would provide for automatic, annual increases in the number of shares of Common Stock reserved under the Plan by an amount equal to the lesser of (1) 3% of the Company’s total outstanding shares on the last day of the Company’s fiscal year beginning March 31, 2006 through and including March 31, 2009, (2) two million (2,000,000) or (3) such lesser amount as determined in the sole and absolute discretion of the Board.

•       The Plan currently only allows for the grant of stock options. In addition to awards of stock options, the Amended and Restated Plan would permit the award of restricted stock purchase rights, which would include, as an acceptable form of consideration to be received by the Company upon exercise of such purchase rights, (1) cash or check, (2) the past service of the awardee or (3) a combination of such methods.

•       The Plan currently only accepts as consideration for the exercise of stock options (1) cash or check, (2) shares of the Company’s Common Stock having a fair market value on the exercise date equal to the option price and held for more than 6 months or (3) a combination of such shares of the Company’s Common Stock and cash or check. In addition to such payment methods, the Amended and Restated Plan would permit optionees to pay the stock option exercise price (1) through a broker-dealer sale and remittance procedure or (2) by a net exercise procedure, which would allow the optionee to pay the applicable exercise price for such stock option, and associated tax withholding, by canceling a portion of the shares subject to the stock option. By paying the exercise price through a net exercise procedure, the optionee would only receive the number of shares that remain after payment of the exercise price and applicable tax withholding. Similar to a stock appreciation right, the optionee would only receive a number of shares equal to the appreciation in the value of the shares since the grant date of the option less applicable tax withholding.

The Amended and Restated Plan does not differ from the current version of the Plan in any other material respect.

The Company believes that the approval of the Amended and Restated Plan is important to the Company’s continued success. Stock options and other awards such as those provided under the Amended and Restated Plan are vital to the Company’s ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which the Company must compete. Such awards also are crucial to our ability to motivate employees to achieve the Company’s goals. For the reasons stated above, the stockholders are being asked to approve the Amended and Restated Plan.

Summary of the amended and restated 1999 Stock Plan

The following paragraphs provide a summary of the principal features of the Plan and its operation. The following summary is qualified in its entirety by reference to the Plan as set forth in Appendix C.

The Plan provides for the grant of the following types of incentive awards: (i) stock options; and (ii) restricted stock purchase rights, which are referred to individually as an “Award.” Those who will be eligible for Awards under the Plan include employees, directors and consultants who provide services to the Company and its parent and subsidiary companies.

As of September 29, 2005, approximately 168 employees, directors and consultants were eligible to participate in the Plan.

Number of Shares of Common Stock Available Under the Plan.   If stockholders approve Proposal 6, a total of six and a half million (6,500,000) shares of the Company’s Common Stock will be reserved for issuance under the Plan. As of September 29, 2005, 4,384,758 shares were subject to outstanding Awards granted under the Plan, and 233,303 shares remained available for any new Awards to be granted in the future. In addition, the share reserve will annually increase until the termination of the Plan by an amount of shares equal to the lesser of (i) 3% of the Company’s total outstanding shares on the last day of the Company’s fiscal year beginning March 31, 2006 through and including March 31, 2009, (ii) 2,000,000 or (iii) such lesser amount as determined in the sole and absolute discretion of the Board.

If the Company experiences a merger, consolidation, recapitalization, reorganization, reclassification, stock split, reverse stock split, stock dividend, combination or other comparable change in the corporate structure of the Company effected without the Company’s receipt of consideration (except for certain conversions of convertible securities), appropriate adjustments will be made to the number of shares available for issuance under the Plan, the number of shares covered by each outstanding Award, the price per share covered by each outstanding Award, and the class of shares covered by each outstanding Award, as appropriate to reflect the stock dividend or other change.

Administration of the Plan.   The Plan is administered by the Board or a duly appointed committee of the Board (the “Committee”). To make grants to certain officers and key employees of the Company, the members of the Committee must qualify as “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934. Subject to the terms of the Plan, the Board has the sole discretion to select the employees, consultants, and directors who will receive Awards, determine the terms and conditions of Awards, and interpret the provisions of the Plan and outstanding Awards. The Board may delegate any part of its authority and powers under the Plan to the Committee. The Board and the Committee, if so appointed, are hereinafter collectively referred to as the “Plan Administrator.”

Options.   The Plan Administrator is able to grant nonqualified stock options and incentive stock options under the Plan. The Plan Administrator will select the employees, consultants, and directors who will be granted options and determine the number of shares subject to each option. The Plan Administrator will determine the exercise price of options granted under the Plan subject to the following conditions: (i) the exercise price of a nonqualified stock option must at least be equal to 85% of the fair market value of the Company’s Common Stock on the date of grant; (ii) the exercise price of an incentive stock option must at least be equal to 100% of the fair market value of the Company’s Common Stock on the date of grant; and (iii) the exercise price of an incentive stock option granted to any participant who owns more than 10% of the total voting power of all classes of the Company’s outstanding stock must be at least 110% of the fair market value of the Company’s Common Stock on the grant date.

Options will vest at such times as determined by the Plan Administrator and set forth in the Award agreement. Generally, options vest over a four-year period with 25% of the option shares vesting after one year and the remainder vesting in equal monthly installments thereafter. An option is exercised by delivery of written notice to the Company specifying the number of full shares of Common Stock to be purchased and tendering payment of the option exercise price to the Company. The acceptable methods of payment for shares issued upon exercise of an option are set forth in the Award agreement and may consist of (1) cash or check, (2) shares of the Company’s Common Stock having a fair market value on the exercise date equal to the option price and held for more than 6 months, (3) payment through a broker-dealer sale and remittance procedure, (4) payment through a net exercise procedure, which would allow the optionee to pay the applicable exercise price for such option, and associated tax withholding, by canceling a portion of the shares subject to the option, or (5) a combination of such methods. By paying the exercise price through a net exercise procedure, the optionee would only receive the number of shares that remain after payment of the exercise price and applicable tax withholding. Similar to a stock appreciation right, the optionee would only receive a number of shares equal to the appreciation in the value of the shares since the grant date of the option less applicable tax withholding.

The term of an option may not exceed ten years, except that with respect to any participant who owns 10% of the total voting power of all classes of the Company’s outstanding stock, the term of an incentive stock option may not exceed five years.

After termination of service with the Company, a participant will be able to exercise the vested portion of his or her option for the period of time stated in the Award agreement. If no such period of time is stated in a participant’s Award agreement, a participant will generally be able to exercise his or her option for (i) three months following his or her termination for reasons other than death or disability, and (ii) one year following his or her termination due to death or disability. In no event will an option be able to be exercised later than the expiration of its term.

Restricted Stock Purchase Rights.   Awards of restricted stock purchase rights are rights to purchase shares of the Company’s Common Stock. The Plan Administrator will determine the number of shares granted pursuant to an Award of restricted stock purchase rights. Awards of restricted stock may be issued either alone, in addition to, or in tandem with other Awards granted under the Plan. The Award agreement will generally grant the Company a right to repurchase or reacquire the shares upon the termination of the participant’s service with the Company for any reason (including death or disability).

Restricted stock purchase rights will vest in accordance with the terms and conditions established by the Plan Administrator in its sole discretion. Upon exercise of a restricted stock purchase right, the awardee will be required to tender payment of the purchase price to the Company. The acceptable methods of payment for shares issued upon exercise of a restricted stock purchase right are set forth in the Award agreement and may consist of (1) cash or check, (2) the past service of the awardee or (3) a combination of such methods.

Transferability of Awards.   In the case of an incentive stock option or restricted stock purchase right, the option or restricted stock purchase right is non-transferable by the awardee other than by will or the laws of descent and distribution, and is exercisable during the awardee’s lifetime only by the awardee, or in the event of his or her death, by a person who acquires the right to exercise the option or restricted stock purchase right by will or inheritance or by reason of the death of an awardee. In the case of a nonstatutory stock option, the option is also transferable to a trust to be passed to beneficiaries upon the death of the optionee or by gift to immediate family members as defined by the relevant federal securities law.

Merger or Sale of Assets.   In the event of the Company’s merger with or into another corporation, or the sale of all or substantially all of the Company’s assets, each outstanding Award will be assumed by the successor corporation (or a parent or subsidiary or such successor corporation). If there is no assumption of outstanding Awards, the Awards shall terminate effective as of the merger or sale.

Amendment and Termination of the Plan.   The Board may from time to time amend or terminate the Plan in any respect whatsoever except that, without the approval of a majority of the Company’s stockholders, no such amendment shall: (a) increase the number of shares subject to the Plan; or (b) change the designation of the class of persons eligible to receive options. Any amendment or termination will not, without the consent of the participant, adversely affect any rights or obligations under any Award previously granted.

Federal Tax Aspects

The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and the Company of Awards granted under the Plan. Tax consequences for any particular individual may be different.

Nonqualified Stock Options.   No taxable income is reportable when a nonqualified stock option with an exercise price equal to the fair market value of the Company’s stock is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Incentive Stock Options.   No taxable income is reportable when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax, in which case taxation is the same as for nonqualified stock options). If the participant exercises the option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option.

Restricted Stock Purchase Rights.   A participant generally will not have taxable income at the time an Award of restricted stock purchase rights. Instead, he or she will recognize ordinary income in the first taxable year in which his or her interest in the shares underlying the Award becomes either (i) freely transferable or (ii) no longer subject to substantial risk of forfeiture. However, the recipient of a restricted stock Award may elect to recognize income at the time he or she receives the Award in an amount equal to the fair market value of the shares underlying the Award (less any cash paid for the shares) on the date the Award is granted.

Tax Effect for the Company.   The Company generally will be entitled to a tax deduction in connection with an Award under the Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). Special rules may limit the deductibility of compensation paid to the Company’s Chief Executive Officer and to each of its four most highly compensated executive officers.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A SERVICE PROVIDER’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY

MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE SERVICE PROVIDER MAY RESIDE.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 1999 STOCK PLAN

Voting Information

The Series A Convertible Preferred Stock will be treated as though it’s converted into 500,100 shares of the Company’s Common Stock for purposes of voting on this Proposal Six and will be voted together with the Common Stock as a single class. Each stockholder will be entitled to one (1) vote for each share of Common Stock and Preferred Stock on an as-converted to Common Stock basis held by the stockholder on the record date. A majority of the issued and outstanding shares of Common Stock and Preferred Stock on an as-converted to Common Stock basis voting together as a single class is required to approve Proposal Six.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 31, 2005, certain information with respect to the beneficial ownership of the Company’s voting securities by (i) any person (including any “group” as set forth in Section 13(d) (3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) known by us to be the beneficial owner of more than five percent (5%) of any class of our voting securities, (ii) each director, (iii) each of the Named Executive Officers (defined below), and (iv) all of our current directors and executive officers as a group. As of August 31, 2005, there were 300,000 and 19,832,027 shares of issued and outstanding Series A Convertible Preferred Stock and Common Stock, respectively.

Name and Address(1)	Number of Shares of Series A Convertible Preferred Stock(2)	Percent of Total Series A Convertible Preferred Stock	Number of Shares of Common Stock	Percent of Total Common Stock
5% Stockholders
Carlton H. Baab(3)			16,188,507	61%
Richard W. Koe(4)			15,203,107	59%
Astoria Capital Partners, L.P.(5)	300,000	100%	15,138,507	59%
Rockport Group, L.P.(6)			1,444,174	7%
Philip and Debra Barrett Charitable Trust(7)			1,348,168	7%
Philip Barrett(8)			1,368,168	7%
Debra Barrett(9)			1,367,730	7%
Directors and Officers
Gwyneth M. Gibbs(10)			221,132	1%
Soheil Raissi(11)			192,499	*
Brian C. Bezdek(12)			161,875	*
Gerald F. Chew(13)			126,825	*
Douglas G. Marshall(14)			120,655	*
Richard W. Smith(15)			50,250	*
Mario I. Barrenechea(16)			39,493	*
All Directors and Executive Officers as a group (13 persons)(17)			17,237,205	61%

*                    Represents less than 1%

(1)          Except as otherwise indicated below, we believe the persons whose names appear in the table above have sole voting and investment power with respect to all shares of stock shown as beneficially owned by them, subject to applicable community property laws.

(2)          “Series A Convertible Preferred Stock” refers to the Series A Convertible Preferred Stock, which is convertible into shares of Common Stock at a conversion rate of 1 to 1.667. The conversion rate may increase upon our issuance of additional shares of capital stock, as set forth in Section 5(c) of our Certificate of Designations of Series A Convertible Preferred Stock.

(3)          Represents options to purchase 1,050,000 shares of Common Stock exercisable within 60 days of August 31, 2005, held by Mr. Baab. Also includes the following shares beneficially owned by Astoria Capital Partners L.P. (“Astoria”): 14,938,407 shares of Common Stock, which includes warrants to purchase 500,000 shares of Common Stock exercisable within 60 days of August 31, 2005, 4,427,941 shares of Common Stock which may be acquired upon the conversion of a subordinated convertible note payable to Astoria for $22,139,705 convertible at $5.00 per share plus 118,254 shares of Common Stock issued as a payment in kind (“PIK”) to cover accrued interest on the note on a quarterly basis and 500,100 shares of Common Stock which may be acquired upon conversion of 300,000 shares of Series A Convertible Preferred Stock. Mr. Baab is an employee of ACM, which is a general partner of Astoria. As a general partner of Astoria, ACM has a special profit interest in Astoria’s realized and unrealized gains and income in excess of a specified hurdle rate, subject to certain additional conditions. As an employee of ACM, Mr. Baab is entitled to an annual bonus equal to a fixed percentage of any special profit allocation Astoria receives for the year in question. Mr. Baab, who is on formal leave of absence from ACM, disclaims beneficial ownership of the securities held by Astoria as he does not hold voting or investment power over the holdings of Astoria.

(4)          Includes the following shares beneficially owned by Astoria: 14,938,407 shares of Common Stock, which includes warrants to purchase 500,000 shares of Common Stock exercisable within 60 days of August 31, 2005, 4,427,941 shares of Common Stock which may be acquired upon the conversion of a subordinated convertible note payable to Astoria for $22,139,705 convertible at $5.00 per share plus 118,254 shares of Common Stock issued as a PIK to cover accrued interest on the note on a quarterly basis and 500,100 shares of Common Stock which may be acquired upon conversion of 300,000 shares of Series A Convertible Preferred Stock. Also includes 64,600 shares beneficially owned by Mr. Koe and ACM through an investment fund managed by ACM. Mr. Koe is the President and sole stockholder of ACM and Mr. Koe and ACM are the General Partners of Astoria.

(5)          The principal address of Astoria is 1675 SW Marlow Avenue, Suite 315 Portland, Oregon 97225. Includes warrants to purchase 500,000 shares of Common Stock exercisable within 60 days of August 31, 2005, 4,427,941 shares of Common Stock which may be acquired upon the conversion of a subordinated convertible note payable to Astoria for $22,139,705 convertible at $5.00 per share plus 118,254 shares of Common Stock issued as a PIK to cover accrued interest on the note on a quarterly basis and 500,100 shares of Common Stock issuable upon conversion of the Series A Convertible Preferred Stock.

(6)          The principal address of Rockport is 1675 SW Marlow Avenue, Suite 315 Portland, Oregon 97225.

(7)          The principal address of the Philip and Debra Barrett Charitable Trust is P.O. Box 1033, Vancouver, Washington 98666. The Philip and Debra Barrett Charitable Trust has shared voting and dispositive power over the 1,348,168 shares of Common Stock with Philip Barrett and Debra Barrett.

(8)          The principal address for Mr. Barrett is P.O. Box 1033, Vancouver, Washington 98666. Includes 1,348,168 shares of Common Stock owned by the Philip and Debra Barrett Charitable Trust.

(9)          The principal address for Ms. Barrett is P.O. Box 1033, Vancouver, Washington 98666. Includes 1,348,168 shares of Common Stock owned by the Philip and Debra Barrett Charitable Trust.

(10)   Includes options to purchase 121,000 shares of Common Stock exercisable within 60 days of August 31, 2005, held by Mrs. Gibbs.

(11)   Includes options to purchase 172,499 shares of Common Stock exercisable within 60 days of August 31, 2005, held by Mr. Raissi.

(12)   Includes options to purchase 140,625 shares of Common Stock exercisable within 60 days of August 31, 2005, held by Mr. Bezdek.

(13)   Includes options to purchase 96,825 shares of Common Stock exercisable within 60 days of August 31, 2005, held by Mr. Chew.

(14)   Includes options to purchase 96,825 shares of Common Stock exercisable within 60 days of August 31, 2005, held by Mr. Marshall.

(15)   Includes 47,000 shares of Common Stock owned by Mr. Smith directly and 3,250 shares of Common Stock held by his children. Mr. Smith disclaims beneficial ownership of the shares owned by his children.

(16)   Includes options to purchase 30,000 shares of Common Stock exercisable within 60 days of August 31, 2005, held by Mr. Barrenechea.

(17)   Includes an aggregate of 2,559,250 shares of Common Stock issuable upon exercise of options and warrants exercisable within 60 days of August 31, 2005, 4,427,941 shares of Common Stock which may be acquired upon the conversion of a subordinated convertible note payable to Astoria for $22,139,705 convertible at $5.00 per share plus 118,254 shares of Common Stock issued as a PIK to cover accrued interest on the note on a quarterly basis and 500,100 shares of Common Stock issuable upon conversion of the Series A Convertible Preferred Stock.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

The following sets forth certain information regarding our executive officers as of August 31, 2005:

Name	Age	Position(s)
Carlton H. Baab	47	President, Chief Executive Officer and Director
Brian C. Bezdek	34	Chief Financial Officer and Secretary
Mark Allen	61	Vice President, Worldwide Customer Support & Training
Gwyneth M. Gibbs	62	Vice President, European Operations
Soheil Raissi	49	Vice President, Product Development & Professional Services

Mr. Baab joined us as the President and Chief Executive Officer in August 2001 and was appointed as a member of the Board in December 2001. From May 2001 to August 2001, Mr. Baab served as a Managing Principal of ACM; a Securities and Exchange Commission (the “SEC”) registered investment advisor and a General Partner of Astoria, a significant stockholder of ours. In August 2001, Mr. Baab took a formal leave of absence from ACM to join us. From March 2000 to April 2001, Mr. Baab was the Vice President of Finance and Chief Financial Officer of Certive, Inc., a web-based small-business services firm. From January 1999 to March 2000, Mr. Baab was the Chief Operating Officer and Chief Financial Officer of RemarQ Communities, Inc., a web-based provider of discussion group services. Mr. Baab served as Chief Financial Officer of the CKS Group (“CKS”), a marketing communications company, from February 1994 through December 1998. In addition, Mr. Baab served as an Executive Vice President and the Secretary of CKS from August 1995 through December 1998 and as CKS’s Chief Operating Officer from August 1995 through May 1996. Mr. Baab also served on the Board of Directors of Momentum Business Applications, Inc. (Nasdaq: MMTM), which provided research and development expertise on a contract basis, until it was acquired by PeopleSoft (Nasdaq: PSFT) in April 2002. Mr. Baab also serves on the University of Southern California, School of Engineering Board of Councilors. Mr. Baab holds a B.S. in Electrical Engineering, with honors, from the University of Southern California and an M.B.A. from the Harvard Graduate School of Business Administration.

Mr. Bezdek has served as our Chief Financial Officer since January 2003 and has served as Secretary since April 2002. Mr. Bezdek joined us as Vice President, Finance, Corporate Controller and Secretary in April 2002. From May 1996 to April 2002, Mr. Bezdek held various corporate finance positions, most recently as Vice President of Finance, at Activision Publishing Inc. (Nasdaq: ATVI), a worldwide publisher, developer and distributor of video games and interactive entertainment products. Mr. Bezdek holds a B.S. in Business Administration from Bowling Green State University and is a Certified Public Accountant as well as a Certified Treasury Professional.

Mr. Allen joined us as Vice President, Worldwide Customer Support and Training in August 2001. From January 2000 to August 2001, Mr. Allen served as Vice President, Service and Support at Bay Logics, a computer software company. From July 1998 to December 1999, Mr. Allen served as Director, Software Services at SGI (formally Silicon Graphics Computer Systems). In addition, from June 1997 to June 1998, Mr. Allen served as Director, Research and Development at CoCreate Software, Inc. Mr. Allen attended the University of Massachusetts where he majored in Business Administration.

Mrs. Gibbs has served as our Vice President, European Operations from our offices in the United Kingdom since December 2000. Mrs. Gibbs served as President and Interim Chief Executive Officer of Omnis, Inc. from October 1998 until our merger with PickAx in December 2000. Mrs. Gibbs joined us in October 1994 and was initially responsible for Research and Development in Europe. Mrs. Gibbs holds a B.S. in Astronomy from the University of London.

Mr. Raissi has served as our Vice President, Product Development and Professional Services since September 2001. From March 2001 to September 2001, Mr. Raissi performed independent software and management consulting services. From September 2000 to March 2001, Mr. Raissi served as Vice President, Product Development for Equative, Inc., a computer software company providing web-based enterprise resource management applications to medium and larger enterprises. From September 1999 to August 2000, Mr. Raissi served as Vice President, Technical Services for Zland.com, an application service provider supplying hosted web-based applications through the Internet. From February 1996 to September 1999, Mr. Raissi served as the founding President of the Information Technology Group, which provided record and information management and retention scheduling software services to Fortune 1000 companies. Mr. Raissi holds a B.S. in Computer Science from California State University, Dominguez Hills and a B.A. in Literature from Pars University in Tehran, Iran.

Compensation of Executive Officers

The following table sets forth the compensation of our Named Executive Officers, which consist of (i) all persons serving as the chief executive officer during the fiscal year and (ii) the four most highly compensated executive officers serving as such at the end of the fiscal year, in addition to the chief executive officer:

Summary Compensation Table

				Long Term
				Compensation
	Annual Compensation			Awards
				Securities
				Underlying	All Other
Name and Principal Position	Year	Salary($)	Bonus($)	Options(#)	Compensation
Carlton H. Baab(1)	2005	$248,000	$150,888	—	$14,322
President and Chief Executive Officer	2004	$248,000	$150,702	—	$11,510
	2003	$124,000	$150,527	—	$7,639
Soheil Raissi	2005	$200,000	$70,773	70,000	$—
Vice President, Product Development &	2004	$200,000	$70,673	—	$—
Professional Services	2003	$196,410	$25,527	60,000	$—
Gwyneth Gibbs(2)	2005	$212,159	$—	—	$31,853
Vice President, European Operations &	2004	$181,631	$—	—	$27,670
Professional Services	2003	$143,242	$—	—	$23,228
Brian C. Bezdek	2005	$175,000	$61,954	75,000	$—
Chief Financial Officer and Secretary	2004	$175,000	$61,933	—	$—
	2003	$142,491	$16,184	175,000	$—
Mario I. Barrenechea(3)	2005	$180,000	$48,408	—	$5,146
Senior Vice President, Worldwide	2004	$180,000	$19,716	—	$4,956
Sales and Marketing	2003	$180,000	$15,547	—	$4,956

(1)          All Other Compensation reflects payments to a continuing medical plan Mr. Baab had in place at the time he joined us.

(2)          All Other Compensation reflects pension contributions paid by us on behalf of Mrs. Gibbs.

(3)          All Other Compensation reflects premiums paid by us on a life insurance policy owned by Mr. Barrenechea.

Option grants table

The following table shows, as to the Named Executive Officers, the total options granted during the year ended March 31, 2005.

	Option Grants in Last Fiscal Year
	Number of	Percent of total
	securities underlying	options granted
	options granted	to employees in	Exercise or base	Expiration
Name	(#)	fiscal year(2)	price ($/Sh)(3)	date
Soheil Raissi	70,000 (1)	10.6%	$2.85	12/16/2014
Brian C. Bezdek	75,000 (1)	11.4%	$2.85	12/16/2014

(1)          Options vest as to 25% of the total number of shares subject to the option on the first anniversary of the date of grant, and as to 1/48th of the total number of shares subject to the option for each month that expires thereafter.

(2)          Based on options to purchase an aggregate of 659,500 shares of our Common Stock granted to employees of the Company in fiscal year 2005, including the Named Executive Officers.

(3)          The exercise price per share of each option was equal to the fair value of our Common Stock based on the closing price per share of our Common Stock as quoted on the Nasdaq SmallCap Market on the date of grant.

Aggregated Option Exercises in Last Fiscal Year and Year-End Option Values

The Named Executive Officers exercised no options during the last fiscal year.

The following table shows, as to the Named Executive Officers, the value of unexercised options at March 31, 2005:

	Underlying Unexercised		Value of Unexercised
	Options at		In-the-Money Options at
	Fiscal Year End(#)		Fiscal Year End($)(1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Carlton Baab	1,050,000	—	$1,265,500	$—
Soheil Raissi	146,249	103,751	$108,650	$18,550
Gwyneth Gibbs	118,833	2,917	$22,371	$2,129
Brian C. Bezdek	115,103	134,897	$47,145	$29,855
Mario I. Barrenechea	259,121	—	$—	$—

(1)          In accordance with SEC rules, values are calculated by subtracting the exercise price from the fair market value of the underlying Common Stock. For purposes of this table, fair market value is deemed to be closing price of the Common Stock on March 31, 2005, which was $2.73 per share.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

Effective April 5, 2002, we entered into an offer letter agreement with Mr. Bezdek. The offer letter provides for full vesting of Mr. Bezdek’s options upon an involuntary termination of his employment other than for cause within twelve (12) months following a change of control. In addition, the offer letter provides for severance benefits, including payment of his base salary for six (6) months and acceleration of six (6) months of vesting of his stock options, upon termination of his employment without cause.

Effective June 21, 2002, we entered into an Amendment to Stock Option Agreement with Mr. Raissi, which amended two Stock Option Agreements, dated October 10, 2001 and April 26, 2002, between Mr. Raissi and us, to, in each case, provide for 100% acceleration of vesting of his stock options in the event he is terminated without cause within twelve (12) months following a change of control.

Effective April 5, 2003, we entered into a Severance and Change of Control Agreement with Mr. Baab. The agreement provides for twelve (12) months severance at Mr. Baab’s salary rate then in effect in the event of his involuntary termination of employment. In the event of Mr. Baab’s termination without cause within twelve (12) months following a change of control, the agreement provides for 100% acceleration of vesting of his stock options, as well as severance payments equal to 200% of the aggregate salary and bonus paid to Mr. Baab during the twelve (12) months preceding his termination.

Effective April 1, 2004, we entered into a Service Agreement with Mrs. Gibbs. The Service Agreement outlines Mrs. Gibbs annual compensation and may only be terminated by either party by the giving of six months prior written notice.

Compensation of Directors

We reimburse directors for travel and other out-of-pocket expenses incurred in attending Board meetings. We do not pay cash compensation to our directors. No options or warrants were granted to any of our directors during the year ended March 31, 2005.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than ten percent (10%) of a registered class of our equity securities to file certain reports of ownership with the SEC and with the National Association of Securities Dealers, Inc. To our knowledge, based solely on a review of the copies of such reports furnished to the Company and any written representations that no other reports were required, all reports required to be filed during the fiscal year ended March 31, 2005 pursuant to Section 16(a) of the Exchange Act by directors, executive officers and ten percent (10%) beneficial owners were filed on timely basis. The Board determined that Mario I. Barrenechea ceased to be a Section 16 officer as of August 29, 2005.

Certain Relationships and Related Party Transactions

In January 2003, we entered into a Note Exchange Agreement (the “Exchange Agreement”) with Astoria to replace the existing Secured Promissory Note, as amended, with a Convertible Subordinated Note. Under the terms of the Exchange Agreement, the Secured Promissory Note was exchanged and replaced with a Convertible Subordinated Note having a principal amount of $22.1 million, which principal amount was equal to the outstanding principal and accrued interest payable on the Secured Promissory Note as of the date of the Exchange Agreement. The Convertible Subordinated Note is convertible into Common Stock at any time, at the option of Astoria, at a price of $5.00 per share. The Convertible Subordinated Note matures on May 30, 2008, extending the May 30, 2003 maturity date of the Secured Promissory Note. Under terms of the Note, the Company was unable to redeem the Convertible Subordinated Note prior to January 30, 2005. The interest rate of the Convertible Subordinated Note is 5% per annum as compared to an interest rate of 10% per annum under the Secured Promissory Note. The interest is payable quarterly at our option in cash or through increases to the outstanding principal of the Convertible Subordinated Note. Mr. Koe, a director of the Company, is the President and sole stockholder of ACM, and Mr. Koe and ACM are the General Partners of Astoria. Mr. Baab, our President, Chief Executive Officer and a director of the Company, is an employee of ACM. As an employee of ACM,

Mr. Baab is entitled to an annual bonus equal to a fixed percentage of any special profit allocation Astoria receives for the year in question. Mr. Baab is currently on a formal leave of absence from ACM.

On December 14, 2004, we entered into an Agreement Regarding Amended and Restated Common Stock Purchase Warrant and 5% Convertible Subordinated Note Due 2008 with Astoria whereby we could redeem, in part, the Note and the payment in kind (“PIK”) notes in advance of January 30, 2005. On December 14, 2004, Astoria exercised its warrant in the amount of $2,670,904. In lieu of a cash payment, we used the proceeds of the exercise to pay down a portion of the indebtedness to Astoria. The paydown consisted of $247,129 for accrued and unpaid interest, $1,914,165 for the PIK Notes issued to date and $509,610 as a reduction of principal of the Convertible Subordinated Note. As of September 29, 2005 there were outstanding PIK notes to Astoria for the accrued interest due in the aggregate amount of $591,270. For the foreseeable future, we expect to issue additional PIK notes to Astoria in lieu of cash payments for the interest due under the Convertible Subordinated Note. If the Convertible Subordinated Note or the PIK notes are converted into Common Stock, our stockholders may experience substantial dilution. Unlike the Secured Promissory Note, the Convertible Subordinated Note is not secured by our assets.

The Philip and Debra Barrett Charitable Remainder Trust, a significant stockholder of ours, loaned us $250,000 in September 2000. The loan, as amended, had a maturity date of April 2, 2003 with interest accruing at 10% per annum, payable quarterly. The note was paid in full on April 2, 2003.

A description of the terms of the offer letter agreement between us and Mr. Bezdek, the stock option agreements between us and Mr. Raissi, the Severance and Change of Control Agreement between us and Mr. Baab and the Service Agreement with Mrs. Gibbs, may be found under the caption “Employment Contracts and Termination of Employment and Change-in-Control Arrangements” above.

We have entered into our standard form of indemnification agreement with each of our directors and officers.

Any transactions between us and our officers, directors, five percent (5%) stockholders and their affiliates must be pre-approved by the Company’s Audit Committee.

REPORT OF AUDIT COMMITTEE

To the Board of Directors:

We have reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended March 31, 2005.

We have discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

We have received and reviewed the written disclosures and the letter from KPMG LLP required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors their independence.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended March 31, 2005.

We have also considered whether the provision of services by KPMG LLP, other than services related to the audit of the financial statements referred to above and the review of the interim financial statements included in the Company’s quarterly reports on Form 10-QSB for the most recent fiscal year, is compatible with maintaining the independence of KPMG LLP.

Respectfully submitted by:

Gerald F. Chew

Douglass G. Marshall

Richard W. Smith

* * *

The foregoing Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the Report by reference in any such document.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Stockholders may submit proposals on matters appropriate for stockholder action at subsequent annual meetings of the Company consistent with Rule 14a-8 promulgated under the Exchange Act and the Bylaws of the Company, which may be amended from time to time. Proposals of stockholders intended to be presented at the Company’s next annual meeting of stockholders must be received by the Company (Attention: Secretary, at the principal offices of the Company) no later than July 3, 2006, for inclusion in the Company’s proxy statement and form of proxy for that meeting. If you intend to present a proposal at our 2006 annual meeting, but you do not intend to have it included in our 2006 proxy statement, you must provide written notice of the stockholder proposal to the Company (Attention: Secretary, at the principal offices of the Company) no later than July 3, 2006.

OTHER MATTERS

The Board does not intend to bring any matters before the Annual Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the Annual Meeting. Should any other matters be properly presented, the Proxy Agents will vote the proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy.

Copies of the Company’s recent reports on Form 10-KSB and Form 10-QSB as filed with the Securities and Exchange Commission will be provided to stockholders without charge upon written or oral request to Brian C. Bezdek, Chief Financial Officer and Corporate Secretary, Raining Data Corporation, 17500 Cartwright Road, Irvine, California 92614, telephone number (949) 442-4400. Copies may also be obtained from the Company’s website at www.rainingdata.com.

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual reports and proxy statements with respect to two or more security holders sharing the same address by delivering a single annual report and proxy statement addressed to those security holders. This process, which is commonly referred to as “householding,” potentially means extra convenience for security holders and cost savings for companies.

This year, brokers with account holders who are Raining Data Corporation stockholders may be “householding” our proxy materials. A single annual report and proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate annual report and proxy statement, please notify your broker and direct your request to Brian C. Bezdek, Chief Financial Officer and Corporate Secretary, Raining Data Corporation, 17500 Cartwright Road, Irvine, California 92614, telephone number (949) 442-4400.

On or about November 4, 2005, the Company will be relocating its corporate headquarters to 25A Technology Drive, Irvine, CA 92618. Please direct all communications after such date to the new mailing address. All company contact telephone numbers will remain unchanged.

By Order of the Board of Directors,

Richard W. Koe
Chairman of the Board
October 21, 2005
Irvine, California

Appendix A

AMENDED AND RESTATED CERTIFICATE
OF INCORPORATION
OF RAINING DATA CORPORATION
(as amended as of                 , 2005)

Raining Data Corp., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

1.     The name of this corporation is Raining Data Corporation.

2.     The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on August 5, 1987, under the name of Blythe Holdings, Inc.

3.     Pursuant to Sections 228, 242, and 245 of the General Corporation Law of the State of Delaware, this Amended and Restated Certificate of Incorporation restates and integrates and further amends the provisions of the Certificate of Incorporation of this corporation.

4.     The text of the Certificate of Incorporation as heretofore amended or supplemented is hereby amended and restated as follows:

FIRST.   The name of the corporation is Raining Data Corporation.

SECOND.   The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

THIRD.   The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH.   This Corporation is authorized to issue two classes of stock to be designated, respectively, “common” and “preferred.”  The number of common shares authorized is 100,000,000, each with a par value of $0.10. The number of preferred shares authorized is 5,000,000, each with the par value of $1.00.

FIFTH.   The preferred stock authorized by this Restated Certificate of Incorporation shall be issued from time to time in series. Except as otherwise provided in this Restated Certificate of Incorporation, the Board of Directors is hereby authorized to fix the number of shares, and determine the designation of each series of preferred shares and may determine or alter the rights, preferences, privileges, and restrictions granted to or imposed on any wholly unissued class of shares or any wholly unissued series of any class of shares. As to any series the number of shares of which is fixed by the Board as herein authorized, the Board may, within any limits and restrictions stated in the resolution or resolutions of the Board originally fixing the number of shares constituting any series, increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series. In case the number of shares of any series shall be so decreased, the shares constituting the decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of that series.

SIXTH.   The number of directors which shall constitute the whole of the Board of Directors shall be as fixed from time to time by vote of a majority of the entire Board of Directors; provided, however, that the number of directors shall be at least five (5) and not more than nine (9), and that the number of directors shall not be reduced so as to shorten the term of any director at the time in office. The Board of Directors shall be divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as the then total number of directors permits. At each annual meeting of stockholders, successors

A-1

to the class of directors whose terms expire at the annual meeting shall be elected for a three-year term. All directors of this corporation may be removed with or without cause.

SEVENTH.   The Corporation is to have perpetual existence.

EIGHTH.   No director of the Corporation shall be held personally liable for monetary damages for breach of fiduciary duty as a director, provided that a director may be liable: (a) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) for any violation of Section 174 of the Delaware General Corporation Law; or, (d) for any transaction from which the director derived an improper personal benefit.

NINTH.   The Board of Directors is expressly authorized to make, adopt, amend or repeal the Bylaws of this Corporation.

5.     This Amended and Restated Certificate of Incorporation has been duly adopted by the Corporation’s Board of Directors in accordance with Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, Raining Data Corporation has caused this Restated Certificate of Incorporation to be signed by Carlton H. Baab, its President and Chief Executive Officer, and attested by Brian Bezdek, its Secretary, on this              day of November 2005.

RAINING DATA CORPORATION
/s/ CARLTON H. BAAB
Carlton H. Baab,
President and Chief Executive Officer
Attest:
/s/ BRIAN C. BEZDEK
Brian C. Bezdek, Secretary

A-2

Appendix B

AMENDED AND RESTATED BYLAWS

OF

RAINING DATA CORPORATION

A Delaware Corporation

(as adopted on December 12, 2001)

(as amended on November       , 2005)

AMENDED AND RESTATED BYLAWS
OF
RAINING DATA CORPORATION

ARTICLE I.

OFFICES

Section 1.1.   Registered Office.

The registered office of the corporation in the State of Delaware shall be in the City of Wilmington, County of New Castle.

Section 1.2.   Other Offices.

The corporation may also have offices at such other places, both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

ARTICLE II.

STOCKHOLDERS’ MEETINGS

Section 2.1.   Place of Meetings.

(a)   Meetings of stockholders may be held at such place, either within or without this State, as may be designated by or in the manner provided in these Bylaws or, if not so designated, as determined by the Board of Directors. The Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as authorized by paragraph (b) of this Section 2.1.

(b)   If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication as authorized by Section 211(a)(2) of the Delaware General Corporation Law:

(1)   Participate in a meeting of stockholders; and

(2)   Be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (A) the corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (B) the corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (C) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the corporation.

(c)   For purposes of this Section 2.1, “remote communication” shall include (1) telephone or other voice communications and (2) electronic mail or other form of written or visual electronic communications satisfying the requirements of Section 2.11(b).

Section 2.2.   Annual Meetings.

The annual meetings of the stockholders of the corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors.

Section 2.3.   Special Meetings.

Special meetings of the stockholders of the corporation may be called for any purpose or purposes, by the Chairman of the Board or the President or a majority of the Board of Directors then in office or, so long as the corporation’s common stock is not a “covered security” within the meaning of Section 18 of the Securities Act of 1933, as amended, by one or more stockholders holding at least fifty percent (50%) of the total outstanding shares at the time the meeting is called.

If any person(s) other than members of the Board or the President calls a special meeting, the request shall (i) be in writing, (ii) specify the time of such meeting and the general nature of the business proposed to be transacted, and (iii) be delivered personally or sent by registered mail or by facsimile transmission to the Chairman of the Board, the President or the Secretary of the corporation.

The officer(s) receiving the request shall cause notice to be promptly given to the stockholders entitled to vote at such meeting, in accordance with the provisions of Article II, Section 2.4 and Article X of these bylaws, that a meeting will be held at the time requested by the person or persons calling the meeting. No business may be transacted at such special meeting other than the business specified in such notice to stockholders.

Section 2.4.   Notice of Meetings.

(a)   Except as otherwise provided by law or the Certificate of Incorporation, written notice of each meeting of stockholders, specifying the place, if any, date and hour and purpose or purposes of the meeting, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote thereat, directed to his address as it appears upon the books of the corporation; except that where the matter to be acted on is a merger or consolidation of the Corporation or a sale, lease or exchange of all or substantially all of its assets, such notice shall be given not less than twenty (20) nor more than sixty (60) days prior to such meeting.

(b)   If at any meeting action is proposed to be taken which, if taken, would entitle stockholders fulfilling the requirements of Section 262(d) of the Delaware General Corporation Law to an appraisal of the fair value of their shares, the notice of such meeting shall contain a statement of that purpose and to that effect and shall be accompanied by a copy of that statutory section.

(c)   When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which the adjournment is taken unless the adjournment is for more than thirty (30) days, or unless after the adjournment a new record date is fixed for the adjourned meeting, in which event a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

(d)   Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, either before or after such meeting, and, to the extent permitted by law, will be waived by any stockholder by his attendance thereat, in person or by proxy. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

(e)   Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the corporation under any provision of Delaware General Corporation Law, the Certificate of Incorporation, or these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any such consent shall be deemed revoked if (i) the corporation is unable to deliver by electronic transmission two consecutive notices given by the corporation in accordance with such consent, and (ii) such inability becomes known to the secretary or an assistant secretary of the corporation or to the transfer agent or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. Notice given pursuant to this subparagraph (e) shall be deemed given: (1) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (2) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (3) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (4) if by any other form of electronic transmission, when directed to the stockholder. An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of these Bylaws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

Section 2.5.   Quorum and Voting.

(a)   At all meetings of stockholders except where otherwise provided by law, the Certificate of Incorporation or these Bylaws, the presence, in person or by proxy duly authorized, of the holders of a majority of the voting power of the stock issued and outstanding and entitled to vote thereat, shall constitute a quorum for the transaction of business. Shares, the voting of which at said meeting have been enjoined, or which for any reason cannot be lawfully voted at such meeting, shall not be counted to determine a quorum at said meeting. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. At such adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the original meeting. The stockholders present at a duly called or convened meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

(b)   Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, all action taken by the holders of a majority of the voting power represented at any meeting at which a quorum is present shall be valid and binding upon the corporation.

(c)   Where a separate vote by a class or classes is required, a majority of the outstanding shares of such class or classes present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter, and except as otherwise provided by law or the Certificate of Incorporation, the affirmative vote of the majority of shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class.

Section 2.6.   Voting Rights.

(a)   Except as otherwise provided by law, only persons in whose names shares entitled to vote stand on the stock records of the corporation on the record date for determining the stockholders entitled to vote at said meeting shall be entitled to vote at such meeting. Shares standing in the names of two or more persons shall be voted or represented in accordance with the determination of the majority of such persons, or, if only one of such persons is present in person or represented by proxy, such person shall have the right to vote such shares and such shares shall be deemed to be represented for the purpose of determining a quorum.

(b)   Every person entitled to vote or to execute consents shall have the right to do so either in person or by an agent or agents authorized by a written proxy executed by such person or his duly authorized agent, which proxy shall be filed with the Secretary of the corporation at or before the meeting at which it is to be used. Said proxy so appointed need not be a stockholder. No proxy shall be voted on after three (3) years from its date unless the proxy provides for a longer period. Unless and until voted, every proxy shall be revocable at the pleasure of the person who executed it or of his legal representatives or assigns, except in those cases where an irrevocable proxy permitted by statute has been given.

(c)   Without limiting the manner in which a stockholder may authorize another person or persons to act for him as proxy pursuant to subsection (b) of this section, the following shall constitute a valid means by which a stockholder may grant such authority:

(1)   A stockholder may execute a writing authorizing another person or persons to act for him as proxy. Execution may be accomplished by the stockholder or his authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

(2)   A stockholder may authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. Such authorization can be established by the signature of the stockholder on the proxy, either in writing or by a signature stamp or facsimile signature, or by a number or symbol from which the identity of the stockholder can be determined, or by any other procedure deemed appropriate by the inspectors or other persons making the determination as to due authorization. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

(d)   Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to subsection (c) of this section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

Section 2.7.   Voting Procedures and Inspectors of Elections.

(a)   The corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability.

(b)   The inspectors shall (i) ascertain the number of shares outstanding and the voting power of each, (ii) determine the shares represented at a meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.

(c)   The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery upon application by a stockholder shall determine otherwise.

(d)   In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with those proxies, any information provided in accordance with Sections 211(e) or 212(c)(2) of the Delaware General Corporation Law, or any information provided pursuant to Section 211(a)(2)(B)(i) or (iii) thereof, ballots and the regular books and records of the corporation, except that the inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record. If the inspectors consider other reliable information for the limited purpose permitted herein, the inspectors at the time they make their certification pursuant to subsection (b)(v) of this section shall specify the precise information considered by them including the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspectors’ belief that such information is accurate and reliable.

Section 2.8.   List of Stockholders.

The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of and the number of shares registered in the name of each stockholder. The corporation need not include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours at the principal place of business of the corporation. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

Section 2.9.   Stockholder Proposals at Annual Meetings.

At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, otherwise properly brought before the meeting by or at the direction of the Board of Directors, or otherwise properly brought before the meeting by a stockholder. In addition to any other applicable requirements for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than one-hundred and twenty (120) days prior to the date on which the corporation first mailed its proxy materials for the previous year’s annual meeting of stockholders (or the date on which the corporation mails its proxy materials for the current year if during the prior year the corporation did not hold an annual meeting or if the date of the annual meeting was changed more than thirty (30) days from the prior year). A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business. The stockholder’s notice must include all information required by Rule 14a of the Securities Exchange Act of 1934.

Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in Section 2.1 and this Section 2.9, provided, however, that nothing in this Section 2.9 shall be deemed to preclude discussion by any stockholder of any business properly brought before the annual meeting in accordance with said procedure.

The Chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of Section 2.1 and this Section 2.9, and if he should so determine he shall so declare to the meeting, and any such business not properly brought before the meeting shall not be transacted.

Nothing in this Section 2.9 shall affect the right of a stockholder to request inclusion of a proposal in the corporation’s proxy statement to the extent that such right is provided by an applicable rule of the Securities and Exchange Commission.

Section 2.10.   Nominations of Persons for Election to the Board of Directors.

In addition to any other applicable requirements, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors, by any nominating committee or person appointed by the Board of Directors or by any stockholder of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 2.10. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation, not less than ninety (90) days nor more than one-hundred and twenty (120) days prior to the date on which the corporation first mailed its proxy materials for the previous year’s annual meeting of stockholders (or the date on which the corporation mails its proxy materials for the current year if during the prior year the corporation did not hold an annual meeting or if the date of the annual meeting was changed more than thirty (30) days from the prior year). Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of the corporation which are beneficially owned by the person, and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14a under the Securities Exchange Act of 1934; and (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder, and (ii) the class and number of shares of the corporation which are beneficially owned by the stockholder. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as a director of the corporation. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth herein. These provisions shall not apply to nomination of any persons entitled to be separately elected by holders of preferred stock.

The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

Section 2.11.   No Stockholder Action by Written Consent Without a Meeting; Stockholder Communication.

(a)   Any action required or permitted to be taken by the stockholders of the corporation (if the corporation has more than one stockholder at such time) must be effected at a duly called annual or special meeting of stockholders of the corporation and may not be effected by consent in writing by such stockholders.

(b)   A telegram, cablegram or other electronic transmission consent to an action to be taken and transmitted by a stockholder or proxyholder, or by a person or persons authorized to act for a stockholder or proxyholder, shall be deemed to be written, signed and dated for the purposes of this section, provided that any such telegram, cablegram or other electronic transmission sets forth or is delivered with information from which the corporation can determine (i) that the telegram, cablegram or other electronic transmission was transmitted by the stockholder or proxyholder or by a person or persons authorized to act for the stockholder or proxyholder, and (ii) the date on which such stockholder or proxyholder or authorized person or persons transmitted such telegram, cablegram or electronic transmission. The date on which such telegram, cablegram or electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by telegram, cablegram or other electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the corporation by delivery to its registered office in this State, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation’s registered office shall be made by hand or by certified or registered mail, return receipt requested. Notwithstanding the foregoing limitations on delivery, consents given by telegram, cablegram or other electronic transmission may be otherwise delivered to the principal place of business of the corporation or to an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded if to the extent and in the manner provided by resolution of the Board of Directors of the corporation.

(c)   Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.

ARTICLE III.

DIRECTORS

Section 3.1.   Number and Term of Office.

The number of directors of the corporation shall not be less than five (5) nor more than nine (9). The exact number of directors shall be fixed from time to time, within the limits specified in the Certificate of Incorporation or in this Section 3.1, by a vote of a majority of the entire Board of Directors.

The directors shall be divided into three classes, designated Class I, Class II, and Class III, as nearly equal in number as the then total number of directors permits. Each class of directors shall have a three (3) year term. At each succeeding annual meeting of stockholders, successors to the class of directors whose terms expire at that annual meeting shall be elected for a three (3) year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional directors of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the applicable terms of these Bylaws and any certificate of designation creating such class or series of Preferred Stock, and such directors so elected shall not be divided into classes pursuant to this Section 3.1 unless expressly provided by such terms.

Except as provided in Section 3.3 of this Article III, the directors shall be elected by a plurality vote of the shares represented in person or by proxy, at the stockholders annual meeting in each year and entitled to vote on the election of directors. Elected directors shall hold office until the next annual meeting for the years in which their terms expire and until their successors shall be duly elected and qualified. Directors need not be stockholders. If, for any cause, the Board of Directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

All elections of directors shall be by written ballot, unless otherwise provided in the certificate of incorporation. If authorized by the Board, such requirement of a written ballot shall be satisfied by a ballot submitted by electronic transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder or proxy holder.

Section 3.2.   Powers.

The powers of the corporation shall be exercised, its business conducted and its property controlled by or under the direction of the Board of Directors.

Section 3.3.   Vacancies.

Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and each director so elected shall hold office for the unexpired portion of the term of the director whose place shall be vacant and until his successor shall have been duly elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under this section in the case of the death, removal or resignation of any director, or if the stockholders fail at any meeting of stockholders at which directors are to be elected (including any meeting referred to in Section 3.4 below) to elect the number of directors then constituting the whole Board.

Section 3.4.   Resignations and Removals.

(a)   Any director may resign at any time by delivering his resignation to the Secretary in writing or by electronic transmission, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors. If no such specification is made it shall be deemed effective at the pleasure of the Board of Directors. When one or more directors shall resign from the Board effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office for the unexpired portion of the term of the director whose place shall be vacated and until his successor shall have been duly elected and qualified.

(b)   Unless otherwise restricted by statute, by the Certificate of Incorporation or by these Bylaws, the Board of Directors or any individual director may be removed from office, with or without cause, by a vote of stockholders holding a majority of the outstanding shares entitled to vote at an election of directors.

Section 3.5.   Meetings.

(a)   The annual meeting of the Board of Directors shall be held immediately after the annual stockholders’ meeting and at the place where such meeting is held or at the place announced by the Chairman at such meeting. No notice of an annual meeting of the Board of Directors shall be necessary, and such meeting shall be held for the purpose of electing officers and transacting such other business as may lawfully come before it. In the event such meeting is not held at the time and place so provided in this subsection (a), the meeting may be held at such time and place as shall be specified in a notice given as herein provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

(b)   Except as hereinafter otherwise provided, regular meetings of the Board of Directors shall be held in the principal office of the corporation. Regular meetings of the Board of Directors may also be held at any place, within or without the State of Delaware, which has been designated by the Board of Directors.

(c)   Special meetings of the Board of Directors may be held at any time and place within or without the State of Delaware whenever called by the Chairman of the Board or, if there is no Chairman of the Board of if the Chairman is unavailable, by the President, or by a majority of the directors then in office.

(d)   Written notice of the time and place of all regular and special meetings of the Board of Directors shall be delivered personally to each director or orally by telephone or sent by overnight or courier service, facsimile transmission or other form of electronic transmission at least twenty-four (24) hours before the start of the meeting, or sent by first class mail at least one hundred and twenty (120) hours before the start of the meeting. Notice of any meeting may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat.

Section 3.6.   Quorum and Voting.

(a)   A quorum of the Board of Directors shall consist of fifty percent (50%) or more of the number of directors then in office, but, in no event shall a quorum consist of less than one-third (1/3) of the total number of directors; provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

(b)   At each meeting of the Board at which a quorum is present, all questions and business shall be determined by a vote of a majority of the directors present, unless a different vote be required by law, the Certificate of Incorporation, or these Bylaws.

(c)   Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or other communication equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

(d)   The transactions of any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum be present and if, either before or after the meeting, each of the directors not present shall sign a written waiver of notice, or a consent to holding such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Section 3.7.   Action Without Meeting.

Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or of such committee, as the case may be, consent thereto in writing or by electronic transmission, and such writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 3.8.   Fees and Compensation.

Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by resolution of the Board of Directors.

Section 3.9.   Committees.

(a)   Executive Committee:   The Board of Directors may appoint an Executive Committee of not less than one member, each of whom shall be a director. The Executive Committee, to the extent permitted by law, shall have and may exercise when the Board of Directors is not in session all powers of the Board in the management of the business and affairs of the corporation, except such committee shall not have the power or authority to amend these Bylaws or to approve or recommend to the stockholders any action which must be submitted to stockholders for approval under the General Corporation Law.

(b)   Other Committees:   The Board of Directors may from time to time appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committee, but in no event shall any such committee have the powers denied to the Executive Committee in these Bylaws.

(c)   Term:   The members of all committees of the Board of Directors shall serve a term coexistent with that of the Board of Directors which shall have appointed such committee. The Board, subject to the provisions of subsections (a) or (b) of this Section 3.9, may at any time increase or decrease the number of members of a committee or terminate the existence of a committee; provided that no committee shall consist of less than one member. The membership of a committee member shall terminate on the date of his death or voluntary resignation, but the Board may at any time for any reason remove any individual committee member and the Board may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

(d)   Meetings:   Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 3.9 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter; special meetings of any such committee may be held at the principal office of the corporation; or at any place which has been designated from time to time by such committee, and may be called by any director who is a member of such committee upon written notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of written notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time after the meeting and will be waived by any director by attendance thereat. A majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

ARTICLE IV.

OFFICERS

Section 4.1.   Officers Designated.

The officers of the corporation shall be a President, a Secretary and a Treasurer. The Board of Directors or the President may also appoint a Chairman of the Board, a Chief Executive Officer, one or more Vice-Presidents, assistant secretaries, assistant treasurers, and such other officers and agents with such powers and duties as it or he shall deem necessary. The order of the seniority of the Vice- Presidents shall be in the order of their nomination unless otherwise determined by the Board of Directors. The Board of Directors may assign such additional titles to one or more of the officers as they shall deem appropriate. Any one person may hold any number of offices of the corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board of Directors.

Section 4.2.   Tenure and Duties of Officers.

(a)   General:   All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors. Nothing in these Bylaws shall be construed as creating any kind of contractual right to employment with the corporation.

(b)   Duties of the Chairman of the Board of Directors:   The Chairman of the Board of Directors (if there be such an officer appointed) when present shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

(c)   Duties of Chief Executive Officer:   The Chief Executive Officer shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present. The Chief Executive Officer shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

(d)   Duties of President:   In the absence or disability of the Chief Executive Officer or whenever the office of the Chief Executive Officer is vacant, the President shall perform all the duties of the Chief Executive Officer. The President shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

(e)   Duties of Vice-Presidents:   The Vice-Presidents, in the order of their seniority, may assume and perform the duties of the President in the absence or disability of the President or whenever the office of the President is vacant. The Vice-President shall perform such other duties and have such other powers as the Board of Directors, the Chief Executive Officer, or in the absence thereof, the President shall designate from time to time.

(f)    Duties of Secretary:   The Secretary shall give or cause to be given notice, in conformity with these Bylaws, of all meetings of the stockholders and of all meetings of the Board of Directors and any Committee thereof requiring notice. The Secretary shall perform such other duties and have such other powers as the Board of Directors, the Chief Executive Officer, or in the absence thereof, the President shall designate from time to time. The Chief Executive Officer, or in the absence thereof, the President may direct any assistant secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each assistant secretary shall perform such other duties and have such other powers as the Board of Directors, the Chief Executive Officer or, in the absence thereof, the President shall designate from time to time.

(g)   Duties of Treasurer:   The Treasurer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner, and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors, the Chief Executive Officer, or in the absence thereof, the President. The Treasurer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation. The Treasurer shall perform all other duties commonly incident to his office and shall perform such other duties and have such other powers as the Board of Directors, the Chief Executive Officer, or in the absence thereof, the President shall designate from time to time. The Chief Executive Officer, or in the absence thereof, the President may direct any assistant treasurer to assume and perform the duties of the Treasurer in the absence or disability of the Treasurer, and each assistant treasurer shall perform such other duties and have such other powers as the Board of Directors, the Chief Executive Officer or, in the absence thereof, the President shall designate from time to time.

ARTICLE V.

EXECUTION OF CORPORATE INSTRUMENTS, AND
VOTING OF SECURITIES OWNED BY THE CORPORATION

Section 5.1.   Execution of Corporate Instruments.

(a)   The Board of Directors may in its discretion determine the method and designate the signatory officer or officers, or other person or persons, to execute any corporate instrument or document, or to sign the corporate name without limitation, except where otherwise provided by law, and such execution or signature shall be binding upon the corporation.

(b)   Unless otherwise specifically determined by the Board of Directors or otherwise required by law, formal contracts of the corporation, promissory notes, deeds of trust, mortgages and other evidences of indebtedness of the corporation, and other corporate instruments or documents requiring the corporate seal, and certificates of shares of stock owned by the corporation, shall be executed, signed or endorsed by the Chairman of the Board (if there be such an officer appointed), the Chief Executive Officer or the President; such documents may also be executed by any Vice-President and by the Secretary or Treasurer or any assistant secretary or assistant treasurer. All other instruments and documents requiring the corporate signature but not requiring the corporate seal may be executed as aforesaid or in such other manner as may be directed by the Board of Directors.

(c)   All checks and drafts drawn on banks or other depositaries on funds to the credit of the corporation or in special accounts of the corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.

(d)   Execution of any corporate instrument may be effected in such form, either manual, facsimile or electronic signature, as may be authorized by the Board of Directors.

Section 5.2.   Voting of Securities Owned by Corporation.

All stock and other securities of other corporations owned or held by the corporation for itself or for other parties in any capacity shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors or, in the absence of such authorization, by the Chairman of the Board (if there be such an officer appointed), or by the Chief Executive Officer or President, or by any Vice-President.

ARTICLE VI.

SHARES OF STOCK

Section 6.1.   Form and Execution of Certificates.

The shares of the corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Certificates for the shares of stock of the corporation shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock in the corporation shall be entitled to have a certificate signed by, or in the name of the corporation by, the Chairman of the Board (if there be such an officer appointed), the Chief Executive Officer, the President or any Vice-President and by the Treasurer or assistant treasurer or the Secretary or assistant secretary, certifying the number of shares owned by him in the corporation. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the Delaware General Corporation Law, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

Section 6.2.   Lost Certificates.

The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to indemnify the corporation in such manner as it shall require and/or to give the corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

Section 6.3.   Transfers.

Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and upon the surrender of a certificate or certificates for a like number of shares, properly endorsed.

Section 6.4.   Fixing Record Dates.

(a)   In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the date on which the meeting is held. A determination of stockholders of record entitled notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b)   In order that the corporation may determine the stockholders entitled to consent to corporate action in writing or by electronic transmission without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing or by electronic transmission without a meeting, when no prior action by the Board of Directors is required by the Delaware General Corporation Law, shall be the first date on which a signed written consent or electronic transmission setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded; provided that any such electronic transmission shall satisfy the requirements of Section 2.11(b) and, unless the Board of Directors otherwise provides by resolution, no such consent by electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing or by electronic transmission without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c)   In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 6.5.   Registered Stockholders.

The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE VII.

OTHER SECURITIES OF THE CORPORATION

All bonds, debentures and other corporate securities of the corporation, other than stock certificates, may be signed by the Chairman of the Board (if there be such an officer appointed), the Chief Executive Officer, the President or any Vice-President or such other person as may be authorized by the Board of Directors and, if required, the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an assistant secretary, or the Treasurer or an assistant treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signature of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an assistant treasurer of the corporation, or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon has ceased to be an officer of the corporation before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.

ARTICLE VIII.

CORPORATE SEAL

The corporate seal shall consist of a die bearing the name of the corporation and the state and date of its incorporation. Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

ARTICLE IX.

INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS

Section 9.1.   Right to Indemnification.

Each person who was or is a party or is threatened to be made a party to or is involved (as a party, witness, or otherwise), in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a “Proceeding”), by reason of the fact that he/she, or a person of whom he/she is the legal representative, is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to employee benefit plans, whether the basis of the Proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer (hereafter an “Agent”), shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended or interpreted (but, in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the corporation to provide broader indemnification rights than were permitted prior thereto) against all expenses, liability, and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid or to be paid in settlement, and any interest, assessments, or other charges imposed thereon, and any federal, state, local, or foreign taxes imposed on any Agent as a result of the actual or deemed receipt of any payments under this Article) reasonably incurred or suffered by such person in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing for any of the foregoing in, any Proceeding (hereinafter “Expenses”); provided, however, that except as to actions to enforce indemnification rights pursuant to Section 9.4 of this Article, the corporation shall indemnify any Agent seeking indemnification in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) was authorized by the Board of Directors of the corporation. The right to indemnification conferred in this Article shall be a contract between the corporation and each Agent who serves in such capacity at any time while this bylaw is in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any Proceeding theretofore or thereafter brought based in whole or in part upon any such state of facts.

The Board of Directors in its discretion shall have the power on behalf of the corporation to indemnify any person made a party to any Proceeding, by reason of the fact that he/she, his/her testator or intestate, is or was a director, officer, employee or agent of the corporation.

To assure indemnification under this Article of all Agents who are determined by the corporation or otherwise to be or to have been “fiduciaries” of any employee benefit plan of the corporation which may exist from time to time, Section 145 of the Delaware General Corporation Law shall, for the purposes of this Section 9.1, be interpreted as follows: an “other enterprise” shall be deemed to include such an employee benefit plan, including without limitation, any plan of the corporation which is governed by the Act of Congress entitled “Employee Retirement Income Security Act of 1974,” as amended from time to time; the corporation shall be deemed to have requested a person to serve on an employee benefit plan where the performance by such person of his/her duties to the corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to such Act of Congress shall be deemed “fines.”

Section 9.2.   Authority to Advance Expenses.

Expenses incurred by an officer or director (acting in his capacity as such) in defending a Proceeding shall be paid by the corporation in advance of the final disposition of such Proceeding, provided, however, that if required by the Delaware General Corporation Law, as amended, such Expenses shall be advanced only upon delivery to the corporation of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article or otherwise. Expenses incurred by other agents of the corporation (or by the directors or officers not acting in their capacity as such, including service with respect to employee benefit plans) may be advanced upon such terms and conditions as the Board of Directors deems appropriate. Any obligation to reimburse the corporation for Expense advances shall be unsecured and no interest shall be charged thereon. Notwithstanding the foregoing, the corporation shall not be required to advance such expenses to an Agent who is a party to a Proceeding brought by the corporation and approved by a majority of the Board of Directors of the corporation then in office which alleges willful misappropriation of corporate assets by such Agent, disclosure of confidential information in violation of such Agent’s fiduciary or contractual obligations to the corporation or any other willful and deliberate breach in bad faith of such Agent’s duty to the corporation or its stockholders.

Section 9.3.   Procedure

To obtain indemnification under this Article, a claimant shall submit to the corporation a written request, including therein or therewith such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant is entitled to indemnification. Upon written request by a claimant for indemnification pursuant to the preceding sentence, a determination, if required by applicable law, with respect to the claimant’s entitlement thereto shall be made as follows: (1) if requested by the claimant, by Independent Counsel (as hereinafter defined), or (2) if no request is made by the claimant for a determination by Independent Counsel, (i) by the Board of Directors by a majority vote of a quorum consisting of Disinterested Directors (as hereinafter defined), or (ii) if a quorum of the Board of Directors consisting of Disinterested Directors is not obtainable or, even if obtainable, such quorum of Disinterested Directors so directs, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the claimant, or (iii) if a quorum of Disinterested Directors so directs, by the stockholders of the corporation. In the event the determination of entitlement to indemnification is to be made by Independent Counsel at the request of the claimant, the Independent Counsel shall be selected by the Board of Directors unless there shall have occurred within two years prior to the date of the commencement of the Proceeding for which indemnification is claimed a “Change of Control” (as hereinafter defined), in which case the Independent Counsel shall be selected by the claimant unless the claimant shall request that such selection be made by the Board of Directors. If it is so determined that the claimant is entitled to indemnification, payment to the claimant shall be made within ten (10) days after such determination.

Section 9.4.   Right of Claimant to Bring Suit.

If a claim under Section 9.1 or 9.2 of this Article is not paid in full by the corporation within thirty (30) days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense (including attorneys’ fees) of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending a Proceeding in advance of its final disposition where the required undertaking has been tendered to the corporation) that the claimant has not met the standards of conduct that make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed. The burden of proving such a defense shall be on the corporation. Neither the failure of the corporation (including its Board of Directors, Independent Counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper under the circumstances because he has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, Independent Counsel, or its stockholders) that the claimant had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

If a determination shall have been made pursuant to Section 9.3 that the claimant is entitled to indemnification, the corporation shall be bound by such determination in any judicial proceeding commenced pursuant to this section. The corporation shall be precluded from asserting in any judicial proceeding commenced pursuant this section that the procedures and presumptions of Section 9.3 are not valid, binding and enforceable and shall stipulate in such proceeding that the corporation is bound by all such procedures and presumptions.

Section 9.5.   Provisions Nonexclusive.

The rights conferred on any person by this Article shall not be exclusive of any other rights that such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

Section 9.6.   Severability.

If any provision or provisions of this Article shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (1) the validity, legality and enforceability of the remaining provisions of this bylaw (including, without limitation, each portion of any paragraph of this Article containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (2) to the fullest extent possible, the provisions of this Article (including, without limitation, each such portion of any paragraph of this Article containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

Section 9.7.   Authority to Insure.

The corporation may purchase and maintain insurance to protect itself and any Agent against any Expense, whether or not the corporation would have the power to indemnify the Agent against such Expense under applicable law or the provisions of this Article.

Section 9.8.   Survival of Rights.

The rights provided by this Article shall continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

Section 9.9.   Settlement of Claims.

The corporation shall not be liable to indemnify any Agent under this Article (a) for any amounts paid in settlement of any action or claim effected without the corporation’s written consent, which consent shall not be unreasonably withheld; or (b) for any judicial award if the corporation was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action.

Section 9.10.   Effect of Amendment.

Any amendment, repeal, or modification of this Article shall not adversely affect any right or protection of any Agent existing at the time of such amendment, repeal, or modification.

Section 9.11.   Subrogation.

In the event of payment under this Article, the corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Agent, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the corporation effectively to bring suit to enforce such rights.

Section 9.12.   No Duplication of Payments.

The corporation shall not be liable under this Article to make any payment in connection with any claim made against the Agent to the extent the Agent has otherwise actually received payment (under any insurance policy, agreement, vote, or otherwise) of the amounts otherwise indemnifiable hereunder.

Section 9.13.   Notice.

Any notice, request or other communication required or permitted to be given to the corporation under this Article shall be in writing and either delivered in person or sent by telecopy, telex, telegram, overnight mail or courier service, or certified or registered mail, postage prepaid, return receipt requested, to the Secretary of the corporation and shall be effective only upon receipt by the Secretary.

Section 9.14.   Change in Control

For purposes of this Article IX, a “Change in Control” shall mean:

(1)   The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (a) the then outstanding shares of common stock of the corporation (the “Outstanding Corporation Common Stock”) or (b) the combined voting power of the then outstanding voting securities of the corporation entitled to vote generally in the election of directors (the “Outstanding Corporation Voting Securities”); provided, however, that for purposes of this part (1), the following acquisitions shall not constitute a Change of Control: (a) any acquisition directly from the corporation or any acquisition from other stockholders where (i) such acquisition was approved in advance by the Board of Directors of the corporation and (ii) such acquisition would not constitute a change of control under part (3) of this definition, (b) any acquisition by the corporation, (c) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the corporation or any corporation controlled by the corporation or (d) any acquisition by any corporation pursuant to a transaction which complies with clauses (a), (b) and (c) of part (3) of this definition; or

(2)   Individuals who, as of the date hereof, constitute the Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors; or

(3)   Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the corporation (a “Business Combination”), in each case, unless, following such Business Combination, (a) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding

Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the corporation or all or substantially all of the corporation’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (b) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (c) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such Business Combination; or

(4)   Approval by the stockholders of a complete liquidation or dissolution of the corporation.

Section 9.15.   Certain Other Definitions

For purposes of this Article IX:

“Disinterested Director” means a director of the corporation who is not and was not a party to the matter in respect of which indemnification is sought by the claimant.

“Independent Counsel” means a law firm, a member of a law firm, or an independent practitioner, that is experienced in matters of corporation law and shall include any person who, under the applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the corporation or the claimant in an action to determine the claimant’s rights under this Article.

ARTICLE X.

NOTICES

Whenever, under any provisions of these Bylaws, notice is required to be given to any stockholder, the same shall be given either (1) in writing, timely and duly deposited in the United States Mail, postage prepaid, or by overnight or courier service, and addressed to his last known post office address as shown by the stock record of the corporation or its transfer agent, or (2) by a means of electronic transmission that satisfies the requirements of Section 2.4(e) of these Bylaws, and has been consented to by the stockholder to whom the notice is given. Any notice required to be given to any director may be given by either of the methods hereinabove stated, except that such notice other than one which is delivered personally, shall be sent to such address or (in the case of electronic communication) such e-mail address, facsimile telephone number or other form of electronic address as such director shall have filed in writing or by electronic communication with the Secretary of the corporation, or, in the absence of such filing, to the last known post office address of such director. If no address of a stockholder or director be known, such notice may be sent to the principal office of the corporation. An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders, director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall be conclusive evidence of the statements therein contained. All notices given by mail, as above provided, shall be deemed to have been given as at the time of mailing and all notices given by means of electronic transmission shall be deemed to have been given as at the sending time recorded by the electronic transmission equipment operator transmitting the same. It shall not be necessary that the same method of giving notice be employed in respect of all directors, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others. The period or limitation of time within which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent him in the manner above provided, shall not be affected or extended in any manner by the failure of such a stockholder or such director to receive such notice. Whenever any notice is required to be given under the provisions of the statutes or of the Certificate of Incorporation, or of these Bylaws, a waiver thereof in writing signed by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Whenever notice is required to be given, under any provision of law or of the Certificate of Incorporation or Bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the Delaware General Corporation Law, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

ARTICLE XI.

AMENDMENTS

These Bylaws may be repealed, altered or amended or new Bylaws adopted at any meeting of the stockholders, either annual or special, by the affirmative vote of a majority of the stock entitled to vote at such meeting, unless a larger vote is required by these Bylaws or the Certificate of Incorporation.

The Board of Directors shall also have the authority to repeal, alter or amend these Bylaws or adopt new Bylaws (including, without limitation, the amendment of any Bylaws setting forth the number of directors who shall constitute the whole Board of Directors) by unanimous written consent or at any annual, regular, or special meeting by the affirmative vote of a majority of the whole number of directors, subject to the power of the stockholders to change or repeal such Bylaws.

Appendix C

RAINING DATA CORPORATION
1999 STOCK PLAN

(Amended                , 2005)

1.     Purpose.   This Raining Data Corporation 1999 Stock Plan (the “Plan”) is established to create additional incentives for certain valued employees, directors, consultants and advisors of Raining Data Corporation, a Delaware corporation (the “Company”) or any parent or subsidiary thereof and to promote the financial success and progress of the Company and the Corporate Group. Options granted under the Plan may be incentive stock options (“Incentive Options”) under Section 422 of the Internal Revenue Code of 1986 as amended or superseded, or nonincentive stock options (“Nonincentive Options”). Stock Purchase Rights may also be granted under the Plan.

2.     Effective Date and Term of the Plan.

a.      This Plan shall become effective on the date of its adoption by the Board of Directors of the Company (the “Board”), provided the Plan is approved by the shareholders of the Company within twelve months before or after that date. If the Plan is not so approved by the shareholders of the Company, all options granted under this Plan shall be rescinded and shall be void.

b.      This Plan shall terminate upon the earlier of (i) ten (10) years from the date the Plan is adopted by the Board or approved by the shareholders, whichever is earlier, or (ii) the date on which all shares available for issuance under this Plan shall have been issued pursuant to the exercise of options granted hereunder, or (iii) by action of the Board pursuant to Section 14 hereof. All options outstanding on the date of termination of this Plan shall continue in force and effect in accordance with the provisions of the agreements evidencing such options, and shall continue to include by reference all of the relevant provisions of this Plan notwithstanding such termination.

3.     Certain Definitions.   Unless the context otherwise requires, the following defined terms (and all other capitalized terms defined in this Plan) shall govern the construction of this Plan, and any stock option agreements entered into pursuant to this Plan:

a.      “Code” means the Internal Revenue Code of 1986 as amended or superseded.

b.      “Common Stock” shall mean the Common Stock of the Company, $0.10 par value.

c.      “Consultant” means any person who is engaged by the Company or any member of the Corporate Group to render consulting or advisory services to such entity.

d.      “Corporate Group” means the Company and any successor thereof, any and all parent corporations of the Company, and any and all subsidiary corporations of the Company as of the relevant date of determination. For purposes of this Plan, “parent” or “parent corporation” and “subsidiary” or “subsidiary corporation” shall have the same meanings as defined in Sections 424(c) and 424(f) of the Code.

e.      “Director” means a member of the Board.

f.       “Employee” means any person, including officers and Directors, employed by a member of the Corporate Group. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between members of the Corporate Group. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

g.      “Exchange Act” means the Securities Exchange Act of 1934 as amended or superseded.

h.      Except as otherwise expressly provided herein, “fair market value” means:

           (i)  If the Common Stock of the Company is then listed on a Public Market (as hereinafter defined), then the “fair market value” of the shares of such Common Stock of the Company shall be the closing price of such stock on the principal exchange or securities market on which such stock is then listed or admitted to trading on the relevant date, as reported by the Wall Street Journal or such other source as the Board deems reliable. If there are no reported sales of such stock of the Company on such principal exchange or securities market on said date, then the closing price for such stock on such exchange or market on the next preceding; trading day for which quotations do exist shall be determinative of fair market value, as reported by the Wall Street Journal or such other source as the Board deems reliable.

          (ii)  If the Common Stock of the Company is quoted on the NASDAQ System (but not on the National Market System or Small Cap System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, then the “fair market value” of the shares of such Common Stock of the Company shall be the mean of the closing bid and asked prices for such stock on the last trading day immediately prior to the relevant date, as reported by the Wall Street Journal or such other source as the Board deems reliable; provided however that the Board may use other good faith methods to determine “fair market value” of the Common Stock in the event that the Board determines that such selling prices or bid and asked prices are not a reliable indicator of fair market value due to low or sporadic volume trading or comparable factors during the relevant period.

        (iii)  In the absence of an established market for the Common Stock of the Company, then the “fair market value” of the shares of such Common Stock of the Company shall be as determined by the Board in good faith as of the relevant date, or pursuant to such other or additional standards as required by applicable law.

i.       “Net-Exercise” means a procedure by which the Optionee will be issued a number of shares of Stock determined in accordance with a formula X = Y(A-B) / A, where:

X = the number of Shares to be issued to the Optionee upon exercise of the Option;

Y = the total number of Shares with respect to which the Optionee has elected to exercise the Option;

A = the fair market value of one (1) Share;

B = the exercise price per Share (as defined in the Optionee’s Option Agreement).

j.       “Option” collectively means an Incentive Option or a Nonincentive Option granted to an Optionee hereunder pursuant to an Option Agreement.

k.      “Option Agreement” means the written agreement between the Company and an Optionee granting an Option hereunder.

l.       “Option Price” with respect to any particular Option means the exercise price at which the Optionee may acquire each share of the Option Shares under such Option.

m.    “Option Shares” mean the shares of the Common Stock of the Company issued or issuable by the Company pursuant to the exercise of an Option granted hereunder; all stock or securities received in replacement of the Option Shares in connection with a recapitalization, reorganization, merger or other transaction subject to Section 5(b) hereof; all stock or other securities received as stock dividends or as a result of any stock splits; and all new, substituted or additional stock or other securities to which an Optionee may be entitled by reason of the exercise of an Option or the ownership of the Option Shares.

n.      “Optionee” means the eligible person to whom an Option or Stock Purchase Right is granted hereunder, and any permissible transferee thereof pursuant to Section 6(e) of this Plan. Any permissible transferee shall be bound by all of the terms and conditions and obligations of this Plan and the relevant Option Agreement or Restricted Stock Purchase Agreement.

o.      “Permanent and total disability” shall have the same meaning as defined in Section 22(e)(3) of the Code.

p.      “Public Market” means a market where the Common Stock of the Company is listed on a national securities exchange (as that term is used in the Exchange Act) or a national securities market, including without limitation the National. Market System of the National Association of Securities Dealers, Inc. Automated Quotation System (“NASDAQ”) or the NASDAQ Small Cap Market as then constituted.

q.      “Restricted Stock” means Shares issued pursuant to a Stock Purchase Right or Shares of restricted stock issued pursuant to an Option.

r.      “Restricted Stock Purchase Agreement” means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to Shares purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the notice of grant.

s.      “Securities Act” means the Securities Act of 1933, as amended.

t.       “Service Provider” means an Employee, Director or Consultant.

u.      “Share” means a share of the Common Stock, as adjusted in accordance with Section 5 below.

v.      “Stock Purchase Right” means a right to purchase Common Stock pursuant to Section 7 below.

w.     “Ten Percent Shareholder” means a person who owns, either directly or indirectly by virtue of the ownership attribution provisions set forth in Section 424(d) of the Code, at the time such person is granted an Option, stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company or of its parent or subsidiary corporation or corporations.

x.      “Termination Date” means the date on which a Service Provider ceases to be a Service Provider.

4.     Eligibility.   Nonincentive Options and Stock Purchase Rights may be granted to Service Providers. Incentive Options may be granted only to Employees.

5.     Shares Subject to Plan.

a.      The stock issuable under this Plan shall be shares of the authorized but unissued or reacquired Common Stock of the Company. Subject to adjustment as provided in Section 5(b) below, the aggregate number of shares of Common Stock which may be issued under this Plan shall be Six Million Five Hundred Thousand (6,500,000) shares plus an annual increase on the last day of the Company’s fiscal year equal to the lesser of (i) 3% of the Company’s total outstanding shares on the last day of the Company’s fiscal year (ii) 2,000,000 or (iii) such lesser amount as determined in the sole and absolute discretion of the Board. In the event that any outstanding Option or Stock Purchase Right for any reason expires or is terminated or cancelled in whole or in part, the unpurchased Shares that were subject thereto shall be available for subsequent grants or sales hereunder. However, Shares that have actually been issued under the Plan, upon exercise of either an Option or Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

b.      In the event the Company shall change the outstanding shares of its Common Stock into a different number or class of shares by means of any merger, consolidation, recapitalization, reorganization, reclassification, stock split, reverse stock split, stock dividend, spin-off, combination, exchange or other comparable change in the corporate structure of the Company effected without receipt of consideration, then the Board shall make appropriate adjustments to the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Option or Stock Purchase Right and with regard to the maximum number and/or class of shares of Common Stock of the Company issuable under this Plan, in order to prevent the dilution of benefits provided under such Options and Stock Purchase Rights and this Plan. For these purposes (i) changes occurring on account of the issuance of shares of stock by the Company at any time upon the exercise of any stock options, rights or warrants or upon the conversion of any convertible securities or debt or other issuance of stock by the Company in a private or public offering for consideration shall not require any adjustment in the number or class of shares or the Option Price, and (ii) in the case of Incentive Options, any and all adjustments provided for hereunder shall fully comply with Sections 422 and 424 of the Code.

c.      Neither the grant of an Option or a Stock Purchase Right nor any other provision hereof shall in any way affect the right of the Company to adjust, reclassify, restructure, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer or otherwise dispose of all or any part of its stock, business or assets at any time.

6.     Grant of Options; Option Agreements.   Each Option granted pursuant to this Plan shall be authorized by the action of the Board and shall be evidenced by an Option Agreement between the Company and the Optionee, in the form and substance satisfactory to the Board from time to time and consistent with and pursuant to this Plan. Without limiting the foregoing, each Option Agreement shall be deemed to include and incorporate by reference each and all of the following terms and conditions:

a.      Grant Date.   The date stated in the Option Agreement as the grant date of the Option shall be the “Grant Date” of the Option for all purposes hereof.

b.      Term of Option.   The Board shall have the power to set the time or times within which each Option shall be exercisable or the event or events upon the occurrence of which all or a portion of each Option shall be exercisable and the term of each Option; provided however that no Option shall be exercisable after the expiration of ten (10) years from the date such Option is granted; or in the case of a Ten Percent Shareholder, after the expiration of five (5) years from the date such Option is granted.

c.      Right to Exercise; Vesting.   Except in the case of Options granted to officers, Directors and Consultants, the right to exercise an Option shall vest at the rate of at least twenty percent (20%) per year over five (5) years from the Grant Date of the Option in all events, subject to reasonable conditions such as the Optionee continuing as a Service Provider and specifically subject to Section 6(i) of this Plan. Except as otherwise expressly provided in the relevant Option Agreement and subject to the expiration or earlier termination of the Option, the vesting period of the Option shall be for a period of four (4) years as follows:

           (i)  The Optionee shall have no right to exercise any part of the Option at any time prior to the expiration of the one (1) year from the Grant Date of the Option;

          (ii)  The Option shall become exercisable with respect to Twenty-Five Percent (25%) of the Option Shares upon the expiration of one (1) year from the Grant Date of the Option; and

        (iii)  The Option thereafter shall become exercisable with respect to an additional Two and Eight Point Thirty Three Hundredths Percent (2.0833%) of the Option Shares for each month following the expiration of one (1) year from the Grant Date of the Option.

         (iv)  Exercisable installments may be exercised by the Optionee in whole or in part and to the extent not exercised shall accumulate and be exercisable as provided. The Company shall not be required to issue fractional shares at any time; and any fractional shares remaining in an Option following any exercise thereof shall be rounded down to the next nearest whole number of Shares.

d.      Option Price.   The Option Price for each Option shall be as determined in the sole discretion of the Board from time to time; provided however that:

           (i)  The Option Price for Incentive Options shall be not less than 100 percent of the fair market value of the Option Shares on the Grant Date of the Option; except that the Option Price for Incentive Options of a Ten Percent Shareholder shall not be less than 110 percent of the fair market value of the Option Shares on the Grant Date of the Option.

          (ii)  The Option Price for Nonincentive Options shall be not less than 85 percent of the fair market value of the Option Shares on the Grant Date of the Option; except that the Option Price for Nonincentive Options of a Ten Percent Shareholder shall not be less than 110 percent of the fair market value of the Option Shares on the Grant Date of the Option.

e.      Non-Transferability.   No Option shall be transferable or assignable by the Optionee other than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of the Optionee solely by the Optionee; provided however that in the case of Nonincentive Options, the Optionee may transfer all or part of a Nonincentive Option to family members (within the meaning of the general instructions to Form S-8 under the Securities Act of 1933, or any successor thereto) through gifts or domestic relations orders, as permitted by the general instructions to Form S-8 under the Securities Act of 1933, or by instrument to an inter vivos or testamentary trust in which such Option is to be passed to beneficiaries upon the death of the Optionee, provided further that such Option shall remain subject to all of the terms and conditions of this Plan and the relevant Option Agreement, including but not limited to the Option termination provisions hereof. Subject to the foregoing, all transfers or assignments or attempted transfers or assignments of any Option or Option Agreement shall be void ab initio.

f.       Exercise of the Option.   Except as otherwise provided in the relevant Option Agreement, in order to exercise an Option with respect to all or any part of the Option Shares for which an Option is then exercisable, Optionee (or the executor, administrator, heir or devisee of Optionee after the death of Optionee) must do the following:

           (i)  Provide the Secretary of the Company with written notice of such exercise, specifying the number of Option Shares for which the Option is being exercised;

          (ii)  Pay the Option Price for the Option Shares being purchased in one or more of the following forms: (1) full payment in cash or check of the Option Price in United States Dollars for the Option Shares being purchased; (2) full payment in shares of Common Stock of the Company having a fair market value on the Exercise Date equal to the Option Price for the Option Shares being purchased, and held for more than six months on the date of surrender; (3) payment through a broker-dealer sale and remittance procedure pursuant to which the Optionee (a) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (b) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; (4) by delivery of a properly executed notice of exercise electing a Net-Exercise or (5) any combination of the foregoing methods of payment. The Board may at any time or from time to time, by adoption of or amendment to the standard form of Option Agreement, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the Option Price or which otherwise restrict one or more forms of consideration;

        (iii)  Furnish to the Company appropriate documentation that the person or persons exercising the Option, if other than Optionee, have the right to exercise such Option. For these purposes, the “Exercise Date” of the Option shall be the date on which the Secretary of the Company receives written notice of the exercise of such Option, together with full payment of the Option Price for the Option Shares being purchased. In the event the Board determines in its sole discretion that the shares of Common Stock of the Company cannot be reasonably valued at fair market value as of the Exercise Date, then full payment of the Option Price for the Option Shares shall be made only in cash or check payable to the order of the Company. The certificate or certificates for the Option Shares shall be registered in the name of Optionee, or if applicable, in the name of the estate, heirs or devisees of Optionee; and

         (iv)  Comply with such other exercise procedures established by the Board from time to time.

g.      Rule 16b-3.   Options granted to individuals subject to Section 16 of the Exchange Act must comply with the applicable provisions of SEC Rule 16b-3 (as amended or superseded) and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

h.      Tax Withholding.   At the time an Option is exercised in whole or in part, or at any time thereafter as requested by the Company, the Optionee shall authorize payroll withholding and otherwise shall agree to make adequate payments to the Company for all federal, state and other jurisdiction tax withholding obligations of the Company or any parent or subsidiary thereof which may arise in connection with the Option, if any, including without limitation obligations arising upon (i) the grant of such Option, (ii) the exercise of such Option in whole or in part, (iii) the transfer of any Option Shares or other property or consideration of any kind in connection with the exercise of such Option, (iv) the operation of any law or regulations providing for the imputation of interest or any other income or payment, or (v) the lapsing of any restriction with respect to any Option Shares.

i.       Termination of Relationship as a Service Provider.   If an Optionee ceases to be a Service Provider, other than upon the Optionee’s death or disability, such Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (of at least thirty (30) days) to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

           (i)  Death of Optionee.   If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (of at least six (6) months) to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement) by the Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If, at the time of death, the Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (ii)  Disability of Optionee.   If an Optionee ceases to be a Service Provider as a result of the Optionee’s disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (of at least six (6) months) to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. If such disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option on the day three months and one day following such termination.

        (iii)  Relationship With the Corporate Group.   For purposes of this Section, a transfer of the Optionee from the Company to another member of the Corporate Group shall not cause the Optionee to lose his or her status as a Service Provider. All references to the Company herein shall be deemed to include such member of the Corporate Group. For purposes of this Section, the Optionee shall cease to be a Service Provider upon actual termination of his or her relationship with a member of the Corporate Group or upon such member ceasing to be a member of the Corporate Group, unless such member or its successor assumes the Option pursuant to the terms hereof.

j.       Common Stock Voting Rights.   This Plan and any Option Agreement hereunder shall be in full compliance with Section 260.140.1 of the Rules of the California Commissioner of Corporations (as amended or superseded) regarding the voting rights of Common Stock.

k.      Other Provisions.   An Option Agreement may contain such other terms, provisions and conditions, including but not limited to provisions accelerating the right to exercise an Option, special forfeiture conditions, rights of repurchase, rights of first refusal and restrictions on transfer of Option Shares issued hereunder, not inconsistent with the provisions of this Plan or applicable law, as may be determined by the Board in its sole discretion.

7.     Stock Purchase Rights.

a.      Rights to Purchase.   Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Board determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. The terms of the offer shall, to the extent necessary, comply in all respects with Section 260.140.42 of Title 10 of the California Code of Regulations. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Board.

b.      Payment of Purchase Price.   Payment of the purchase price for the number of Shares being purchased pursuant to any Stock Purchase Right shall be made (a) in cash or by check, (b) in the form of the Optionee’s past service rendered a member of the Corporate Group or for its benefit having a value not less than the aggregate purchase price of the Shares being acquired, or (c) any combination thereof. The Board may at any time or from time to time, by adoption of or amendment to the standard form of Stock Purchase Agreement, or by other means, grant Stock Purchase Rights which do not permit all of the foregoing forms of consideration to be used in payment of the purchase price or which otherwise restrict one or more forms of consideration.

c.      Repurchase Option.   Unless the Board determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable within 90 days of the voluntary or involuntary termination of the purchaser’s service with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Board may determine. Except with respect to Shares purchased by officers, Directors and Consultants, the repurchase option shall in no case lapse at a rate of less than 20% per year over five (5) years from the date of purchase.

d.      Other Provisions.   The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board in its sole discretion.

e.      Rights as a Shareholder.   Once the Stock Purchase Right is exercised, the purchaser shall have rights equivalent to those of a shareholder and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 5 of the Plan.

f.       Limited Transferability of Stock Purchase Rights.   Unless determined otherwise by the Administrator, Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Optionee, only by the Optionee. If the Administrator in its sole discretion makes a Stock Purchase Right transferable, such Stock Purchase Right may only be transferred (i) by will, (ii) by the laws of descent and distribution, or (iii) to family members (within the meaning of the general instructions to Form S-8 under the Securities Act of 1933, or any successor thereto) through gifts or domestic relations orders, as permitted by the general instructions to Form S-8 under the Securities Act of 1933.

8.     Restrictions on Grant or Stock Issuance.

a.      The grant of Options and the issuance of Option Shares shall be conditioned upon and subject to compliance with all of the applicable requirements of federal and state laws with respect to such securities on the relevant dates of determination; and to the entering into of such covenants, representations and warranties by the Optionee as required under applicable laws in the judgment of the Company or its counsel in its sole discretion with respect to the grant of the Option and the issuance of the Option Shares thereunder. Without limiting the foregoing, the Company has no obligation to file a registration statement under the Securities Act of 1933 or under any similar act or law for the registration or qualification of any Option or any of the Option Shares or to otherwise assist any Optionee in complying with any exemption from registration.

b.      The certificate or certificates representing the Option Shares acquired by exercise of the Option shall bear such legends as determined by the Company in its sole and absolute discretion, including without limitation any applicable federal or state securities law or corporate law restrictions and legends. In order to ensure compliance with the restrictions set forth in this Plan and the Option Agreement, the Company also may issue appropriate stop-transfer instructions to its transfer agent, if any, and if the Company transfers its own securities, the Company may make appropriate notations to the same effect in its own records.

9.     No Rights as a Shareholder.   No person shall have any rights as a shareholder with respect to any of the Option Shares subject to an Option until the date of the issuance of a stock certificate(s) for the Option Shares for which the Option has been exercised. No adjustments shall be made for dividends or distributions or other rights for which the record date is prior to the date such stock certificate(s) are issued, except as provided in Section 5(b) of this Plan.

10.   No Rights in Other Capacities.   Nothing in this Plan or in any Option Agreement shall confer upon any Optionee any right to continue as a Service Provider of the Company (or any other member of the Corporate Group) or interfere in any manner with any right of the Company (or any other member of the Corporate Group or other relevant entity) to terminate its relationship with an Optionee at any time. No Optionee shall have any authority to act on behalf of the Company in any capacity with respect to his or her own participation in this Plan or with respect to his or her own Option Agreement or Option granted hereunder.

11.   Use of Proceeds.   The proceeds received by the Company from the payment of the Option Price pursuant to exercise of an Option shall be used for such corporate purposes as determined by the Board in its discretion.

12.   Lock-Up Restrictions.   In connection with any underwritten public offering of stock or other securities made by the Company pursuant to an effective registration statement filed under applicable federal securities acts, the Optionee shall fully comply with and cooperate with the Company and any managing underwriter in connection with any stock “lock-up” or “standstill” agreements or similar restrictions on the offer or sale or contract to sell or other transfer or assignment or pledge or loan or other encumbrance of the shares of the Common Stock of the Company (including without limitation any of the Option Shares) generally applicable to similarly situated shareholders or optionholders of the Company.

13.   Mandatory Notice of Disposition.   The Optionee shall transfer or dispose of any of the Option Shares only in compliance with the provisions of this Plan and the Option Agreement. Without limiting the other provisions of this Plan or the Option Agreement, in the event the Optionee disposes of any of the

Option Shares, acquired pursuant to a grant of Incentive Options, within two (2) years of the Grant Date of the Option or within one (1) year after the transfer of the Option Shares to the Optionee in connection with an exercise of the Option, whether such disposition is made by sale, exchange, gift or otherwise, then the Optionee shall notify the Chief Financial Officer of the Company of such disposition in writing within thirty (30) days from the date of such disposition. Said written notice shall state the date of such disposition, and the type and amount of the consideration received for such Option Share or Option Shares by the Optionee in connection therewith. In the event of any such disposition, the Company shall have the right to withhold from the Optionee or to require the Optionee to immediately pay to the Company the aggregate amount of taxes, if any, which the Company is required to withhold under federal or state or other applicable law as a result of the granting or exercise of the subject Option or the disposition of the subject Option Shares.

14.   Modification, Extension and Renewal of Options.   Subject to the terms and conditions and within the limitations of this Plan, the Board may modify, extend or renew outstanding Options granted under this Plan, or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, no modification of any Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted under this Plan.

15.   Termination or Amendment of Plan.

a.      The Board may at any time terminate or amend this Plan prior to the expiration of this Plan, provided however that without the approval of the shareholders of the Company there shall be: (i) no increase in the total number of shares of stock which may be issued under this Plan (except by operation of the provisions of Section 5(b) hereof), and (ii) no change in the classes of persons eligible to be granted Options.

b.      No amendment of this Plan may adversely affect any then outstanding Option or any unexercised portion thereof without the consent of the Optionee; provided however that subject to Section 14(a) hereof the Board expressly reserves the right to amend the terms and provisions of this Plan and of any outstanding Options under this Plan to the extent necessary to qualify such Options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded employee stock options under amendments to the Code or other statutes or regulations which become effective after the effective date of this Plan.

16.   Financial Statements.   Subsequent to the Effective Date of the Plan, the Optionees shall receive financial statements from the Company on at least an annual basis to the extent required by the then applicable Rules of the Commissioner of Corporations for the State of California or as otherwise required by law.

17.   Notices.   All notices, requests, demands and other communications required or permitted to be given pursuant to this Plan or any Option Agreement (collectively “notices”) shall be in writing and shall be delivered (i) by personal delivery, (ii) by nationally recognized overnight air courier service or (iii) by deposit in the United States Mail, postage prepaid, registered or certified mail, return receipt requested. A notice shall be deemed to have been given on the date delivered, if delivered personally or by overnight air courier service; or five (5) days after mailing if mailed. All notices shall be addressed if to the Company at its principal place of business in the State of California, United States of America, to the attention of the Secretary or Chief Financial Officer of the Company; and if to the Optionee or his or her representative at the last address of Optionee shown on the records of the Company. Either party may by written notice to the other party specify a different address to which notices shall be given, by sending notice thereof to the other party in the foregoing manner.

18.   Administration.   This Plan shall be administered by the Board or by a duly appointed committee of the Board having such powers as shall be specified by the Board; and further subject to Section 16(b) of the Exchange Act and SEC Rule 16b-3 (as amended or superseded) with respect to any Option granted to an individual subject to such rules. Any references in this Plan to the Board shall also be deemed to refer to such committee of the Board if appointed for such purposes with the relevant powers. The Board may also at any time terminate the functions of such committee and reassume all powers and authority previously delegated to the committee. The Board is authorized to establish such rules and regulations as it may deem appropriate for the proper administration of this Plan and to make such determinations under, and issue such interpretations of, this Plan and any Option Agreement or Option granted hereunder as it may deem necessary or advisable. All questions of interpretation of this Plan or any Option Agreement or Option granted hereunder shall be determined by the Board and shall be final and binding upon all persons having an interest in this Plan or any Option Agreement or Option granted hereunder. No member of the Board shall vote on any matter concerning his or her own participation in this Plan. No member of the Board shall be liable for any action or interpretation made in good faith hereunder.

19.   General Provisions.

a.      This Plan constitutes the entire Raining Data Corporation 1999 Stock Option Plan, subject to termination or amendment as herein provided. In the event of any conflict between the terms or provisions of this Plan and any Option Agreement for any Option granted hereunder, the terms and provisions of this Plan shall control.

b.      This Plan shall be construed in accordance with and governed by the laws of the State of California without reference to the principles of conflicts of law.

c.      Whenever possible, each provision of this Plan shall be interpreted in such manner as to be effective and valid under applicable law. In the event that any provision of this Plan shall be held by the final judgment of a court of competent jurisdiction to be invalid or unlawful or unenforceable, then the remaining provisions of this Plan shall remain in full force and effect and shall be construed to give the fullest effect to the purpose of this Plan.

d.      When the context requires, the plural shall include the singular and the singular the plural and any gender shall include any other gender. Section headings are for convenience only and are not part of this Plan.

20.   Copies of Plan.   A complete copy of this Plan as then in effect shall be delivered to each Optionee at or before the time such person executes and delivers the relevant Option Agreement.

RAINING DATA CORPORATION
1999 STOCK PLAN
STOCK OPTION AGREEMENT

NOTICE OF STOCK OPTION GRANT

Optionee’s Name and Address:

You have been granted an option to purchase shares of Common Stock of Raining Data Corporation subject to the terms and conditions of the Stock Option Agreement (“Option Agreement”) and the Raining Data Corporation 1999 Stock Plan, as amended from time to time (the “Plan”) as follows:

Award Number
Grant Date of Option
Vesting Commencement Date
Exercise Price per Share
Total Number of Shares Granted
Total Exercise Price
Type of Option:	Incentive Stock Option
Nonincentive Stock Option
Term/Expiration Date:	Ten Years from the Date of Grant

Vesting Schedule:

Subject to the Optionee being a Service Provider on the following dates and other limitations set forth in the Plan and the Option Agreement, the Option may be exercised, in whole or in part, in accordance with the following schedule:

(a)   Optionee shall have no right to exercise any part of the Option at any time prior to the expiration of the one (1) year from the Vesting Commencement Date;

(b)   The Option shall become exercisable with respect to Twenty-Five Percent (25%) of the Shares upon the expiration of one (1) year from the Vesting Commencement Date; and

(c)   The Option thereafter shall become exercisable with respect to an additional One Forty-Eighth (1/48th) of the Option on each monthly anniversary of the Vesting Commencement Date.

Termination Period:

This Option may be exercised for a period of time following the Optionee ceasing to be a Service Provider as provided for in this Option Agreement.

Incentive Stock Option:

If this option is an Incentive Stock Option which provides special tax favorable tax treatment under the Internal Revenue Code, it is the obligation of the Optionee to comply with the Internal Revenue Code requirements in order to obtain that favorable tax treatment. The Internal Revenue Code requires that stock obtained through the exercise of Incentive Stock Options be held for two years from the date of the option grant and for one year from the date of the exercise of the option; otherwise the special tax treatment can be lost and the Optionee may have to pay taxes on the disposition of the stock as if the stock were obtained through the exercise of a Nonincentive Stock Option. Incentive Stock Option holders should consult with their tax or financial advisors when disposing of Incentive Stock Options.

Initials

RAINING DATA CORPORATION
1999 STOCK PLAN
STOCK OPTION AGREEMENT

1.     Grant of Option.   Raining Data Corporation, a Delaware corporation (the “Company”), hereby grants to the Optionee (the “Optionee”) named in the Notice of Stock Option Award (the “Notice”), an option (the “Option”) to purchase the Total Number of Shares of Common Stock subject to the Option (the “Shares”) set forth in the Notice, at the Exercise Price per Share set forth in the Notice (the “Exercise Price”) for the term of the Option, subject to the terms and provisions of the Notice, this Stock Option Award Agreement (the “Option Agreement”) and the Company’s Amended 1999 Stock Plan, as amended from time to time (the “Plan”), which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

If designated in the Notice as an Incentive Stock Option (“ISO”), the Option is intended to qualify as an ISO as defined in Section 422 of the Code. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as ISOs which become exercisable for the first time by the Optionee during any calendar year (under all plans of the Company or any parent or subsidiary thereof) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Nonincentive Stock Options. For this purpose, ISOs shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

2.     Certain Definitions.

(a)    “Administrator” means the Board of Directors of the Company or the duly appointed committee of the Board having the power to administer the Plan or options granted under the Plan as shall be specified by the Board and as further provided in the Plan.

(b)   “Applicable Laws” means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to options granted to residents therein.

(c)    “Corporate Transaction” means any of the following transactions:

           (i)  a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

          (ii)  the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company’s subsidiary corporations);

        (iii)  approval by the Company’s stockholders of any plan or proposal for the complete liquidation or dissolution of the Company;

         (iv)  any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

          (v)  acquisition by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities, but excluding any such transaction that the Administrator determines in its sole discretion shall not be a Corporate Transaction.

(d)   “Exercise Price” shall have the same meaning as “Option Price” under the defined terms of the Plan.

(e)    “Shares” shall have the same meaning as “Option Shares” under the defined terms of the Plan.

(f)    “Service Provider” shall mean an Employee, Director, Consultant or advisor of the Corporate Group.

(g)    “Termination Date” shall mean the date on which a Service Provider ceases to be a Service Provider.

3.     Exercise of Option.

(a)    Right to Exercise.   The Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of the Plan and this Option Agreement. The Optionee shall be subject to reasonable limitations on the number of requested exercises during any monthly or weekly period as determined by the Administrator. In no event shall the Company issue fractional Shares.

(b)   Method of Exercise.   The Option shall be exercisable only by delivery of an Exercise Notice (attached as Exhibit A) which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, and such other provisions as may be required by the Administrator. The Exercise Notice shall be signed by the Optionee and shall be delivered in person, by certified mail, or by such other method determined from time to time by the Administrator to the Company accompanied by payment of the Exercise Price. The Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

(c)    Taxes.   No Shares will be delivered to the Optionee or other person pursuant to the exercise of the Option until the Optionee or other person has made arrangements acceptable to the Administrator for the satisfaction of applicable income tax, employment tax, and social security tax withholding obligations, including without limitation obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an ISO. Upon exercise of the Option, the Company or a member of the Corporate Group may offset or withhold (from any amount owed by the Company or a member of the Corporate Group to the Optionee) or collect from the Optionee or other person an amount sufficient to satisfy such tax obligations and/or the withholding obligations of the Company or member of the Corporate Group.

4.     Method of Payment.   Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee; provided however that such exercise method does not then violate any Applicable Law and, provided further, that the portion of the Exercise Price equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

(a)    cash;

(b)   check;

(c)    surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Option) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised (but only to the extent that such exercise of the Option would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price);

(d)   payment through a broker-dealer sale and remittance procedure pursuant to which the Optionee (i) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (ii) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

(e)    payment through a Net-Exercise procedure, established at a time selected in the sole and absolute discretion of the Administrator.

5.     Restrictions on Exercise.   The Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws. In addition, the Option, if an Incentive Stock Option, may not be exercised until such time as, the Plan has been approved by the stockholders of the Company.

6.     Termination.

(a)    In the event Optionee ceases to be a Service Provider, other than for death or disability, the Option shall terminate prior to the Expiration Date as set forth in the Notice and shall be exercisable upon the earlier of (1) the expiration of ninety (90) days from the Termination Date or (2) the Expiration Date of the Option. No additional right to exercise the Option with respect to any Shares shall vest from and after the Termination Date.

(b)   Death.   In the event of the death of Optionee during the term of the Option, then the executors or administrators of the estate of the Optionee or the heirs or devisees of the Optionee (as the case may be) shall have the right to exercise the Option to the extent the Optionee was entitled to do so at the time of his or her death; provided however that the Option shall terminate and cease to be exercisable upon the earlier of (1) the expiration of one (1) year from the date of the death of the Optionee or (2) the Expiration Date of the Option. No additional right to exercise the Option with respect to any Shares shall vest from and after the date of the death of the Optionee.

(c)    Disability.   In the event of the permanent and total disability of Optionee during the term of the Option, then Optionee shall have the right to exercise the Option to the extent Optionee was entitled to do so at the time of the termination of his or her relationship with the Company by reason of such disability; provided however that the Option shall terminate and cease to be exercisable upon the earlier of (1) the expiration of one (1) year from the Termination Date or (2) the Expiration Date of the Option. No additional right to exercise the Option with respect lo any Shares shall vest from and after the Termination Date.

(d)   Corporate Group.   For purposes of this Section 6, all references to the Company shall be deemed to include such member of the Corporate Group.

7.     Termination on Corporate Transaction: Assumption.   Notwithstanding any contrary provision hereof, effective upon the consummation of a Corporate Transaction, the Option shall terminate unless the Option is assumed by the successor corporation or parent thereof in connection with such Corporate Transaction.

8.     Transferability of Option.   The Option, if an ISO, may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by the Optionee; provided however that the Optionee may designate a beneficiary of the Optionee’s ISO in the event of the Optionee’s death on a beneficiary designation form provided by the Administrator. The Option, if a Nonincentive Stock Option may be transferred to any person by will and by the laws of descent and distribution. Nonincentive Stock Options also may be transferred during the lifetime of the Optionee to certain members of the immediate family of the Optionee as provided in Section 6(e) of the Plan. The terms of the Option shall be binding upon the executors, administrators, heirs, devisees, successors and transferees of the Optionee.

9.     Term of Option.   The Option may be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein (the “term” of the Option).

10.   Tax Consequences.   Set forth below is a brief summary as of the date of this Option Agreement of some of the federal tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

(a)    Exercise of Incentive Stock Option.   If the Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as income for purposes of the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise. Notwithstanding the foregoing, if the Optionee pays the Exercise Price through a Net-Exercise procedure, a disqualifying disposition of the Shares used to pay the Exercise Price will occur and any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (i) the Fair Market Value of the Shares on the date of exercise, or (ii) the sale price of the Shares.

(b)   Exercise of Incentive Stock Option Following Disability.   If the Optionee’s Continuous Service terminates as a result of Disability that is not total and permanent disability as defined in Section 22(e)(3) of the Code, to the extent permitted on the date of termination, the Optionee must exercise an ISO within three (3) months of such termination for the ISO to be qualified as an ISO.

(c)    Exercise of Nonincentive Stock Option.   On exercise of a Nonincentive Stock Option, the Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If the Optionee is an Employee or a former employee, the Company will be required to withhold from the Optionee’s compensation or collect from the Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(d)   Disposition of Shares.   In the case of a Nonincentive Stock Option, if Shares are held for more than one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for more than one year after receipt of the Shares and are disposed more than two years after the Grant Date, any gain realized on disposition of the Shares will be treated as capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of prior to the expiration of such one-year or two-year periods, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the

Exercise Price and the lesser of (i) the Fair Market Value of the Shares on the date of exercise, or (ii) the sale price of the Shares.

11.   Entire Agreement: Governing Law.   The Notice, the Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and the Optionee. Nothing in the Notice, the Plan and this Option Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Notice, the Plan and this Option Agreement are to be construed in accordance with and governed by the internal laws of the State of California, United States of America (as permitted by Section 1646.5 of the California Civil Code, or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of the Notice, the Plan or this Option Agreement be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

12.   Headings.   The captions used in the Notice and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation.

13.   Dispute Resolution.   The provisions of this Section 13 shall be the exclusive means of resolving disputes arising out of or relating to the Notice, the Plan and this Option Agreement. The Company, the Optionee, and the Optionee’s assignees pursuant to Section 8 hereof (the “parties”) shall attempt in good faith to resolve any disputes arising out of or relating to the Notice, the Plan and this Option Agreement by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by notice of a written statement of the party’s position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute has not been resolved by negotiation, the parties agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Option Agreement shall be brought in the United States District Court for the Central District of California (or should such court lack jurisdiction to hear such action, suit or proceeding, in a California state court in the County of Orange, California) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 13 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

14.   Notices.   All notices, requests, demands and other communications required or permitted to be given pursuant to this Option Agreement (collectively “notices”) shall be in writing and shall be delivered (i) by personal delivery, (ii) by nationally recognized overnight air courier service or (iii) by deposit in the United States Mail, postage prepaid, registered or certified mail, return receipt requested. A notice shall be deemed to have been given on the date delivered, if delivered personally or by overnight air courier service; or five (5) days after mailing if mailed. All notices shall be addressed if to the Company at its principal place of business in the State of California, United States of America, to the attention of the Secretary or Chief Financial Officer of the Company; and if to the Optionee or his or her representative at the last address of Optionee shown on the records of the Company. Either party may by written notice to the other party specify a different address to which notices shall be given, by sending notice thereof to the other party in the foregoing manner.

IN WITNESS WHEREOF, the Company and the Optionee have executed this Notice and agree that the Option is to be governed by the: terms and conditions of this Notice, the Plan, and the Option Agreement.

RAINING DATA CORPORATION, a Delaware corporation
By:
Title:

THE OPTIONEE ACKNOWLEDGES AND AGREES THAT THE SHARES SUBJECT TO THE OPTION SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE OPTIONEE’S SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). THE OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE OPTION AGREEMENT, OR THE PLAN SHALL CONFER UPON THE OPTIONEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF OPTIONEE’S SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE OPTIONEE’S RIGHT OR THE RIGHT OF THE COMPANY TO TERMINATE OPTIONEE’S SERVICE, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE. THE OPTIONEE ACKNOWLEDGES THAT UNLESS THE OPTIONEE HAS A WRITTEN AGREEMENT WITH THE COMPANY TO THE CONTRARY, OPTIONEE’S STATUS IS AT WILL.

The Optionee acknowledges receipt of a copy of the Plan and the Option Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions hereof and thereof. The Optionee has reviewed this Notice, the Plan, and the Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice, the Plan and the Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan or the Option Agreement. The Optionee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

Dated:	Signed:
Optionee
Initials

EXHIBIT A

RAINING DATA CORPORATION
1999 STOCK PLAN

EXERCISE NOTICE

Raining Data Corporation

17500 Cartwright Road

Irvine, California 32614-5846

Attention: Secretary

1.     Exercise of Option.   Effective as of today,                                    ,                            , the undersigned (the “Purchaser”) hereby elects to purchase                             shares of the Common Stock (the “Shares”) of Raining Data Corporation (the “Company”) under and pursuant to the Company’s 1999 Stock Plan, as amended from time to time (the “Plan”) and the Stock Option Agreement (the “Option Agreement”) and Notice of Stock Option Grant (the “Notice”) dated                                   , 20      . Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Exercise Notice. The purchase price for the Shares shall be $           , as required by the Option Agreement.

2.     Representations of the Purchaser.   The Purchaser acknowledges that the Purchaser has received, read and understood the Notice, the Plan, and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

3.     Rights as Stockholder.   Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate as soon as practicable after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 5(b) of the Plan.

4.     Delivery of Payment.   The Purchaser herewith delivers to the Company the full Exercise Price for the Shares and any required withholding taxes to be paid in connection with the exercise of the option.

5.     Tax Consultation.   The Purchaser understands that the Purchaser may suffer adverse tax consequences as a result of the Purchaser’s purchase or disposition of the Shares. The Purchaser represents that the Purchaser has consulted with any tax consultants the Purchaser deems advisable in connection with the purchase or disposition of the Shares and that the Purchaser is not relying on the Company for any tax advice.

6.     Taxes.   The Purchaser agrees to satisfy all applicable federal, state and local income, employment and other tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such obligations. In the case of an ISO, the Purchaser also agrees, as partial consideration for the designation of the Option as an ISO, to notify the Company in writing within thirty (30) days of any disposition of any shares acquired by exercise of the Option if such disposition occurs within two (2) years from the Grant Date or within one (1) year from the date the Shares were transferred to the Purchaser. If the Company is required to satisfy any federal, state or local income or employment tax withholding obligations as a result of such an early disposition, the Purchaser agrees to satisfy the amount of such withholding in a manner that the Administrator prescribes.

7.     Successors and Assigns.   The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this agreement shall inure to the benefit of the successors and assigns of the Company. This Exercise Notice shall be binding upon the Purchaser and his or her heirs, executors, administrators, successors and assigns.

8.     Headings.   The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this agreement for construction or interpretation.

9.     Resolution.   The provisions of Section 13 of the Option Agreement shall be the exclusive means of resolving disputes arising out of or relating to this Exercise Notice.

10.   Governing Law; Severability.   This Exercise Notice is to be construed in accordance with and governed by the internal laws of the State of California, United States of America (as permitted by Section 1646.5 of the California Civil Code, or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

11.   Notices.   All notices, requests, demands and other communications required or permitted to be given hereunder (collectively “notices”) shall be in writing and shall be delivered (i) by personal delivery, (ii) by nationally recognized overnight air courier service or (iii) by deposit in the United States Mail, postage prepaid, registered or certified mail, return receipt requested. A notice shall be deemed to have been given on the date delivered, if delivered personally or by overnight air courier service; or five (5) days after mailing if mailed. All notices shall be addressed if to the Company at its principal place of business in the State of California, United States of America, to the attention of the Secretary or Chief Financial Officer of the Company; and if to the Purchaser or his or her representative at the last address of Purchaser shown on the records of the Company. Either party may by written notice to the other party specify a different address to which notices shall be given, by sending notice thereof to the other party in the foregoing manner.

12.   Further Instruments.   The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

13.   Entire Agreement.   The Notice, the Plan, and the Option Agreement are incorporated herein by reference, and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and the Purchaser.

Nothing in the Notice, the Plan, the Option Agreement and this Exercise Notice (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties.

Submitted by:	Accepted by:
PURCHASER:	RAINING DATA CORPORATION
By:
Title:
(Signature)
Address:	Address:
17500 Cartwright Road
Irvine, California 92614-5846

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY
RAINING DATA CORPORATION
				With-	For All
			For	hold	Except
	ANNUAL MEETING OF STOCKHOLDERS — NOVEMBER 28, 2005	1. ELECTION OF DIRECTORS Richard W. Smith

	THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.	Douglas G. Marshall

The undersigned hereby appoints Richard W. Koe and Brian C. Bezdek, and each of them, with full power of substitution as proxies and agents (the “Proxy Agents”), in the name of the		INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.
undersigned, to attend the Annual Meeting of Stockholders of
Raining Data Corporation, a Delaware corporation, to be held
at The Cupertino Inn, 10889 North De Anza Boulevard,				For	Against	Abstain
Cupertino, California 95104 on Monday, November 28, 2005 at		2.	PROPOSAL TO RATIFY THE
10:00 a.m. local time, or any adjournment thereof, and to vote			APPOINTMENT OF KPMG LLP as the
the number of shares of Common Stock of the Company that the			Company’s independent auditors for the
undersigned would be entitled to vote, and with all the power			Company’s current fiscal year;
the undersigned would possess, if personally present, as follows:
		3.	To amend the Company’s Restated
Certificate of Incorporation to increase the
authorized number of shares of Common Stock from 60,000,000 to 100,000,000 shares and to increase the authorized number of shares of Preferred Stock from 300,000 to 5,000,000 shares;

		4.	To amend the Company’s Restated
Certificate of Incorporation to remove the

provision requiring the affirmative vote of the holders of two-thirds (2/3) of the outstanding voting shares to amend, alter, modify or repeal provisions of the Company’s Restated Certificate of Incorporation which (i) set the authorized number of directors, (ii) provide for a classified Board of Directors, and (iii) provide for directors to be removed with or without cause;

				For	Against	Abstain
		5.	To approve amendments to Section 3.1 and
Article XI of the Company’s Amended and

Restated Bylaws to remove the requirements of the affirmative vote of two-thirds (2/3) of the then-outstanding shares of stock entitled to vote to amend, change or repeal provisions which (i) set the authorized number of directors and (ii) provide for a classified Board of Directors:

		6.	To approve amendments to the Company’s
1999 Stock Option Plan (the “Plan”) to:

• increase the number of shares authorized for issuance under the plan by 1,500,000 shares to a total of 6,500,000 shares available for issuance under the Plan;
Please be sure to sign and date this Proxy in the box below.	Date		• provide for automatic annual increases in the number of shares reserved under the Plan by an amount equal to the lesser of (i) 3% of the Company’s then outstanding shares,
(ii) 2,000,000 shares of (iii) such lesser amount as
determined, and;
Shareholder sign above	Co-holder (if any) sign above		• to add restricted stock purchase rights as a new award type and add net exercise as an acceptable form of consideration upon exercise of stock options.

		7.	In their discretion, the Proxy Agents are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED TO THE COMPANY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR THE BOARD AND FOR BOARD PROPOSALS 2, 3, 4, 5 and 6.

Detach above card, sign, date and mail in postage paid envelope provided.
RAINING DATA CORPORATION

PLEASE DATE AND SIGN the enclosed proxy exactly as the name(s) appears herein and return promptly in the accompanying envelope. If the shares are held by joint tenants or as community property, both stockholders should sign.

Receipt of Notice of Annual Meeting of Stockholders, Annual Report for the year ended March 31, 2005 and Proxy Statement dated October 21, 2005, is hereby acknowledged by the undersigned.

PLEASE ACT PROMPTLY
MARK, SIGN, DATE AND MAIL YOUR PROXY CARD TODAY.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.